UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

Triangle Capital Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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3700 Glenwood Avenue, Suite 530
Raleigh, North Carolina 27612
(919) 719-4770
March 8, 2017
Dear Stockholder:
You are cordially invited to attend Triangle Capital Corporation’s 2017 Annual Meeting of Stockholders to be held on Wednesday, May 3, 2017 at 8:30 a.m. (Eastern Time) at the Woman's Club of Raleigh, 3300 Woman's Club Drive, Raleigh, North Carolina 27612.
The notice of Annual Meeting of Stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer stockholders’ questions.
It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet. Your vote is important.

Sincerely yours,

E. Ashton Poole
President & Chief Executive Officer

TRIANGLE CAPITAL CORPORATION
3700 Glenwood Avenue, Suite 530
Raleigh, North Carolina 27612
(919) 719-4770
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Wednesday, May 3, 2017
To the Stockholders of Triangle Capital Corporation:
The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Triangle Capital Corporation (the “Company”) will be held at the Woman's Club of Raleigh, 3300 Woman's Club Drive, Raleigh, North Carolina 27612, on Wednesday, May 3, 2017 at 8:30 a.m. (Eastern Time) for the following purposes:
1. To elect eight directors to serve for one year and until their successors have been duly elected and qualified (Proposal No. 1);
2. To approve a proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value per share (Proposal No. 2);
3. To approve, in an advisory (non-binding) vote, the compensation of our named executive officers (Proposal No. 3);
4. To determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years (Proposal No. 4);
5. To consider and approve our Omnibus Incentive Plan (Proposal No. 5); and
6. To transact such other business as may properly come before the meeting.
You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on February 23, 2017. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By order of the Board of Directors,

Steven C. Lilly
Chief Financial Officer and Secretary
Raleigh, North Carolina
March 8, 2017

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

TRIANGLE CAPITAL CORPORATION
3700 Glenwood Avenue, Suite 530
Raleigh, North Carolina 27612
(919) 719-4770
PROXY STATEMENT
2017 Annual Meeting of Stockholders
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Triangle Capital Corporation (the “Company,” “Triangle,” “we,” “us” or “our”) for use at our 2017 Annual Meeting of Stockholders to be held on Wednesday, May 3, 2017 at 8:30 a.m. (Eastern Time) at the Woman's Club of Raleigh, 3300 Woman's Club Drive, Raleigh, North Carolina 27612, and at any adjournments thereof (the “Annual Meeting”). The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our annual report for the fiscal year ended December 31, 2016 are first being sent to stockholders on or about March 8, 2017.
We encourage you to vote your shares, either by voting in person at the meeting or by granting a proxy (i.e., authorizing someone else to vote your shares). If you properly sign and date the accompanying proxy card and we receive it in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors, FOR the proposal to authorize the Company to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value (i.e., book value) per share, FOR the approval of the compensation of our named executive officers, THREE YEARS for the frequency of stockholder votes approving compensation of our named executive officers, and FOR the approval of the Company’s Omnibus Incentive Plan .
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL, BY TELEPHONE, OR VIA THE INTERNET.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON WEDNESDAY, MAY 3, 2017:
The Notice of Annual Meeting, this proxy statement and our annual report for the fiscal year ended December 31, 2016 are available at the following Internet address: http://ir.tcap.com/annual-proxy.cfm.

INFORMATION ABOUT THE MEETING
When is the Annual Meeting?
The Annual Meeting will be held on Wednesday, May 3, 2017 at 8:30 a.m. (Eastern Time).
Where will the Annual Meeting be held?
The Annual Meeting will be held at the Woman's Club of Raleigh, 3300 Woman's Club Drive, Raleigh, North Carolina 27612.
What items will be voted on at the Annual Meeting?
There are five matters scheduled for a vote:
1. To elect eight directors to serve for one year and until their successors have been duly elected and qualified (Proposal No. 1);
2. To approve a proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value per share (Proposal No. 2);
3. To approve, in an advisory (non-binding) vote, the compensation of our named executive officers (Proposal No. 3);
4. To determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years (Proposal No. 4); and
5. To approve the Company’s Omnibus Incentive Plan.
As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.
What are the Board of Directors’ recommendations?
Our Board of Directors recommends that you vote:
“FOR” the election of each of the eight nominees named herein to serve on the Board of Directors;
“FOR” the proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value (i.e., book value) per share;
“FOR” the approval, by a non-binding advisory vote, of the compensation of our named executive officers;
“THREE YEARS” for the frequency, by a non-binding advisory vote, with respect to how frequently a stockholder vote to approve the compensation of our named executive officers should occur; and
“FOR” the approval of the Company’s Omnibus Incentive Plan.
Will Triangle’s directors be in attendance at the Annual Meeting?
We encourage, but do not require, our directors to attend annual meetings of stockholders. However, we anticipate that all of our directors will attend the Annual Meeting.

INFORMATION ABOUT VOTING
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on the record date, February 23, 2017, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on February 23, 2017, we had 40,640,838 shares of common stock outstanding.
Stockholders of Record: Shares Registered in Your Name.    If, on February 23, 2017, your shares were registered directly in your name with Triangle’s transfer agent, Computershare, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy.
Beneficial Owners: Shares Registered in the Name of a Broker or Bank.    If, on February 23, 2017, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other agent.
How do I vote?
With respect to Proposal No. 1 (election of directors), you may either vote “FOR” one or more of the nominees to the Board of Directors, you may vote “AGAINST” one or more of the nominees or you may “ABSTAIN” from voting with respect to one or more of the nominees. With respect to each of Proposal Nos. 2, 3 and 5, you may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting altogether. For Proposal No. 4, you may vote “ONE YEAR,” “TWO YEARS” or “THREE YEARS” with respect to such proposal or “ABSTAIN” from voting altogether. The procedures for voting are set forth below.
Stockholders of Record: Shares Registered in Your Name.    If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to fill out, sign and return the enclosed proxy card to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already signed and returned your proxy card.

•	To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive.

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To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct unless, if after returning your signed proxy card, you attend the Annual Meeting and vote in person or otherwise revoke your proxy as set forth under the heading, "Can I change my vote after submitting my proxy card?" below.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank.    If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received voting instructions with these proxy materials. You should follow the instructions provided by your broker, bank or other agent regarding how to vote your shares. To vote in person at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent. To do this, follow the instructions from your broker, bank or other agent included with these proxy materials or contact your broker, bank or other agent to request a legal proxy.
You may receive more than one proxy statement and voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those shares of common stock held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all of your accounts to vote all of your shares.

How many votes do I have?
For each proposal to be voted upon, you have one vote for each share of common stock that you own as of the close of business on February 23, 2017.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows: “FOR” the election of each of the eight nominees named herein to serve on the Board of Directors; “FOR” the proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value per share, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, “THREE YEARS” for the frequency of stockholder advisory votes approving, on an advisory basis, the compensation of our named executive officers, and “FOR” the approval of the Company’s Omnibus Incentive Plan.
If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her discretion.
Can I change my vote after submitting my proxy card?
Yes. You can change your vote or otherwise revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you can revoke your proxy in any one of three ways:

•	You can submit another properly completed proxy card bearing a later date which is received by the close of business on May 2, 2017 (the day before the Annual Meeting);

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You can send a written notice which is received by the close of business on May 2, 2017 that you are revoking your proxy to Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, Attention: Steven C. Lilly, Corporate Secretary; or

•	You can attend the Annual Meeting and vote in person. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy.
If your shares are held by your brokerage firm, bank, dealer or other similar organization as a nominee or agent, you should follow the instructions provided by your broker, bank, custodian, nominee or other record holder in order to revoke your voting instructions.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR,” “AGAINST” and “ABSTAIN” votes with respect to Proposal Nos. 1, 2, 3 and 5, and “ONE YEAR,” “TWO YEARS,” “THREE YEARS” and “ABSTAIN” votes with respect to Proposal No. 4.
Under applicable rules of the New York Stock Exchange, or NYSE, a broker non-vote occurs when a nominee, such as a brokerage firm, bank, dealer or other similar organization, holding shares for a beneficial owner, does not vote on a particular proposal because the proposal is considered "non-routine" and the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. Under NYSE rules, each of Proposal Nos. 1 (election of directors), 2 (issuing shares below net asset value), 3 (advisory vote on executive compensation), 4 (advisory vote on the frequency of an advisory vote on executive compensation) and 5 (approval of the Company’s Omnibus Incentive Plan), is a non-routine proposal. Because none of the proposals to be voted on at the Annual Meeting are routine matters, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this proxy statement. The broker or nominee will vote your shares only as you direct on their voting instruction form, so it is important that you include voting instructions. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal.
If your shares are held by your broker as your nominee (that is, in “street name”), you will need to follow the instructions included on the voting instructions provided by the institution that holds your shares regarding how to instruct them to vote your shares to ensure that your vote is counted on each of the proposals.
Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.
How many votes are needed to approve each proposal?

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For nominees for director listed in Proposal No. 1 to be elected, each director nominee requires a majority of the votes cast for his election, which means that each director nominee must receive more votes cast "FOR" than "AGAINST" that director nominee. For purposes of the vote on this proposal, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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To be approved, Proposal No. 2 must receive “FOR” votes from (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company. With respect to Proposal No. 2 only, Section 2(a)(42) of the Investment Company Act of 1940, or the 1940 Act, defines “a majority of the outstanding shares” as the lesser of: (1) 67% or more of the common stock of the Company present or represented by proxy at the Annual Meeting, if the holders of more than 50% of the Company's outstanding common stock are present or represented by proxy; or (2) more than 50% of the outstanding common stock of the Company. For purposes of the vote on this proposal, abstentions and broker non-votes, if any, will have the effect of votes cast against this proposal.

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To be approved, Proposal No. 3 must receive “FOR” votes from a majority of all votes cast at the Annual Meeting, whether in person or by proxy. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Even though your vote is advisory and therefore not binding on us, the Compensation Committee of our Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

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With regard to Proposal No. 4, the period (“ONE YEAR,” “TWO YEARS” or “THREE YEARS”) receiving the greatest number of votes will be deemed the choice of the frequency for the advisory vote on the compensation of our named executive officers that has been selected by our stockholders on an advisory basis. Even though your vote is advisory and therefore will not be binding on us, our Board of Directors will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted votes cast and will not have any effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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To be approved, Proposal No. 5 must receive “FOR” votes from a majority of all votes cast at the Annual Meeting, whether in person or by proxy. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

How many shares must be present to constitute a quorum for the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On February 23, 2017, the record date, there were 40,640,838 shares outstanding and entitled to vote. Thus, 20,320,420 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions will be counted towards the quorum requirement.
If a quorum is not present at the Annual Meeting, or if a quorum is present but there are not enough votes to approve one or more of the proposals, the person named as chairman of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting and filed on a Current Report on Form 8-K within four business days of the Annual Meeting. Final results, if different from the preliminary voting results, will be published on an amended Current Report on Form 8-K within four days after the final voting results are established.

ADDITIONAL INFORMATION
How and when may I submit a stockholder proposal for Triangle’s 2018 Annual Meeting?
Our annual meeting of stockholders generally is held in May of each year. We will consider for inclusion in our proxy materials for the 2018 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on November 8, 2017, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
In addition, any stockholder who wishes to propose a nominee to the Board of Directors or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of our Fifth Amended and Restated Bylaws, or our Bylaws, a copy of which is on file with the Securities and Exchange Commission, or the SEC, and may be obtained from our Corporate Secretary upon request. Proposals must be sent to our Corporate Secretary at Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. These notice provisions require that nominations of persons for election to the Board of Directors and proposals of business to be considered by the stockholders for the 2018 Annual Meeting of Stockholders must be made in writing and submitted to our Corporate Secretary at the address above no earlier than November 8, 2017 and no later than December 8, 2017. We advise you to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that our 2018 Annual Meeting of Stockholders is held before April 3, 2018 or after June 2, 2018. In accordance with our Bylaws, the chairman of the 2018 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.
If a stockholder is recommending a candidate to serve on the Board of Directors, the recommendation must include all information specified in our Bylaws, including the following:
1. Information as to each individual whom the stockholder proposes to nominate for election or reelection, including all information relating to the candidate that would be required to be disclosed in connection with the solicitation of proxies for the election of the candidate as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and its rules (including the candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).
2. As to the stockholder giving the notice, any candidate and any stockholder associated person (a “stockholder associated person” is a person who acts in concert with the stockholder giving notice, beneficially owns Triangle’s securities with such stockholder (other than a stockholder that is a depository) or directly or indirectly controls, or is controlled by, or is under common control with such stockholder):

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the class, series and number of all shares of stock or other securities of Triangle or any of its affiliates, which are owned (beneficially or of record) by such stockholder, candidate or stockholder associated person;

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the date on which each security of Triangle was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any such security of any such person;

•	the candidate holder for, and number of, any security of Triangle owned beneficially but not of record by such stockholder, candidate or stockholder associated person;

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whether and the extent to which such stockholder, candidate or stockholder associated person, directly or indirectly, is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is (1) to manage risk or benefit of changes in the price of any security of Triangle or the security of any entity that was listed in the peer group in the stock performance graph in the most recent annual report to security holders of Triangle (a "peer group company) for such stockholder, candidate or stockholder associated person or (2) to increase or decrease the voting power of such stockholder, candidate or stockholder associated person in Triangle or any of its affiliates (or, as applicable, in any peer group company) disproportionately to such person’s economic interest in Triangle’s securities (or, as applicable, in any peer group company);

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any substantial interest, direct or indirect, by security holdings or otherwise, of such stockholder, candidate or stockholder associated person, in Triangle or any of its affiliates, other than an interest arising from the ownership of any security of Triangle where such stockholder, candidate or stockholder associated person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series; and

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whether such stockholder believes any candidate is, or is not, an “interested person” of Triangle, as defined in the 1940 Act, and information regarding such candidate that is sufficient, in the discretion of our Board of Directors or any of its committees or any authorized officer of Triangle, to make such determination.

3. As to the stockholder giving the notice, any stockholder associated person with an interest or ownership and any candidate:

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the name and address of such stockholder, as they appear on Triangle’s stock ledger, and the current name and business address, if different, of each such stockholder associated person and any candidate;

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the investment strategy or objective, if any, of such stockholder and each such stockholder associated person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder, and each such stockholder associated person; and

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to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the candidate for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

The above procedures are only a summary of the provisions regarding stockholder nominations of directors in our Bylaws. Please refer to the Bylaws for more information on nomination requirements.
How can I obtain Triangle’s Annual Report on Form 10-K?
A letter to stockholders and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which together constitute our 2016 Annual Report, are being mailed along with this proxy statement. Our 2016 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.
We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Requests should be sent to: Steven C. Lilly, Corporate Secretary, Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, or such requests may be made by calling (919) 719-4770. A copy of our Annual Report on Form 10-K has also been filed with the SEC and may be accessed through the SEC’s homepage (http://www.sec.gov).
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. We estimate that we will pay Alliance Advisors, LLC, our proxy solicitor, a fee, including reimbursement of out-of-pocket expenses, of approximately $175,000 to solicit proxies, though the costs of this proxy solicitation process could be lower or higher than our estimate. In addition to these written proxy materials, our proxy solicitor, directors and employees may also solicit proxies in person, by telephone or by other means of communication; however, our directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners and obtaining your voting instructions.
How many copies should I receive if I share an address with another stockholder?
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Brokers may be householding our proxy materials by delivering a single proxy statement and 2016 Annual Report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and 2016 Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or us if you are a stockholder of record. You can notify us by sending a written request to: Steven C. Lilly, Corporate Secretary, Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, or by calling (919) 719-4770. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the 2016 Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Whom should I contact if I have any questions?
If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Steven C. Lilly c/o Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, Telephone: (919) 719-4770, or by Fax: (919) 719-4777.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Bylaws provide that our Board of Directors will consist of no less than one director and no greater than twelve directors, as determined by our directors from time to time. Currently, the number of directors is set at nine, however, our Board of Directors voted to decrease the number of directors that constitute the full Board of Directors to eight, effective on the date of our 2017 Annual Meeting of Stockholders. Directors are elected for a term of one year and serve until their successors are duly elected and qualified.
Eight of our nine current directors, Messrs. Dunwoody, Gambill, Goldstein, Lilly, Mulhern, Poole, Rich, and Tucker, have been nominated by our Board of Directors (upon the recommendation by our Nominating and Corporate Governance Committee) for election for a one-year term expiring in 2018. One of our current directors, Mr. Smith, was not nominated by our Board of Directors for election at the Annual Meeting. With the exception of Mr. Gambill, who was initially appointed by the Board of Directors in August of 2009, Mr. Poole, who was initially appointed by the Board of Directors in July of 2013, and Mr. Mulhern, who was initially appointed by the Board of Directors in October of 2016, each director was initially elected as a director by the sole stockholder of the Company prior to our initial public offering in February 2007. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between us and any such person. Each director has agreed to serve as a director if elected and has consented to be named as a nominee.
Pursuant to our Bylaws, in an uncontested election of directors, a nominee for director is elected to the Board of Directors if the number of votes cast for such nominee’s election exceed the number of votes cast against such nominee’s election. (If the number of nominees were to exceed the number of directors to be elected, i.e., a contested election, directors would be elected by a plurality of the votes cast at the Annual Meeting.) Pursuant to Triangle’s corporate governance guidelines, incumbent directors must agree to tender their resignation if they fail to receive the required number of votes for re-election, and in such event the Board of Directors will act within 90 days following certification of the stockholder vote to determine whether to accept the director’s resignation. These procedures are described in more detail in our corporate governance guidelines, which are available under “Corporate Governance” on the Investor Relations section of our website at http://ir.tcap.com. The Board of Directors may consider any factors it deems relevant in deciding whether to accept a director’s resignation. If a director’s resignation offer is not accepted by the Board of Directors, the Company expects that such director would continue to serve until Triangle’s next annual meeting of stockholders or until his or her successor is duly elected and qualified, or until the director’s earlier death, resignation, or removal. Any such director will be eligible for nomination for election as a director at future Annual Meetings.

Any director nominee who is not an incumbent director and who does not receive a majority vote in an uncontested election will not be elected as a director, and a vacancy will be left on the Board of Directors. The Board of Directors, in its sole discretion, may either fill a vacancy resulting from a director nominee not receiving a majority vote pursuant to the Bylaws or decrease the size of the Board of Directors to eliminate the vacancy. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons who are nominated as replacements. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve.
Information about the Nominees
Certain information, as of February 23, 2017, with respect to each of the eight nominees for election at the Annual Meeting, all of whom currently serve as our directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each nominee holds, and the year in which each nominee became a director of the Company. Each director’s current term expires on May 3, 2017, the Annual Meeting date.
Certain of our directors who are also officers of the Company may serve as directors of, or on the boards of managers of, certain of our portfolio companies. In addition, the Board of Directors of Triangle Mezzanine Fund LLLP, or Triangle Mezzanine Fund, our wholly-owned consolidated subsidiary that has elected to be treated as a business development company, or BDC, under the 1940 Act, is composed of all of the Company’s directors. The business address of each nominee listed below is 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.
Nominees for Directors
Interested Directors
Messrs. Poole and Lilly are interested persons as defined in the 1940 Act due to their positions as officers of the Company. Mr. Tucker is an interested person as defined in the 1940 Act due to his position as a senior advisor to the Company.

Name	Age	Background Information
Garland S. Tucker, III	69
Mr. Tucker has served as Chairman of our Board of Directors since 2006. Prior to his retirement as Chief Executive Officer in February 2016, Mr. Tucker served as our Chief Executive Officer and a member of our investment committee since 2006. Mr. Tucker was a co-founder of Triangle Capital Partners, LLC, the former external manager of Triangle Mezzanine Fund prior to our initial public offering. Prior to co-founding Triangle Capital Partners, LLC in 2000, Mr. Tucker and an outside investor group operated and then sold First Travelcorp, a corporate travel services company that he and the investors founded in 1991. For the two years preceding the founding of First Travelcorp, Mr. Tucker served as Group Vice President, Chemical Bank, New York, with responsibility for southeastern corporate finance. Prior to Chemical Bank, Mr. Tucker spent a decade with Carolina Securities Corporation, serving as President and Chief Executive Officer until 1988. During his tenure, Carolina Securities Corporation was a member of the NYSE, and Mr. Tucker served a term as President of the Mid-Atlantic Securities Industry Association. Mr. Tucker entered the securities business in 1975 with Investment Corporation of Virginia. He is a graduate of Washington & Lee University and Harvard Business School. Currently, Mr. Tucker does not serve on the board of directors of any other public company.

E. Ashton Poole	50
Mr. Poole currently serves as our President and Chief Executive Officer. Prior to his promotion to Chief Executive Officer in February 2016, Mr. Poole served as President and Chief Operating Officer since 2013. Mr. Poole has also served as a member of our Board of Directors since July 2013 and is a member of our investment committee. Prior to joining Triangle, he was a Managing Director in the investment banking division of Morgan Stanley from 1994 to 2013, where he specialized, at various times, in each of the Power & Utility and Diversified Industrial Groups. Prior to Morgan Stanley, Mr. Poole was a strategy consultant with Gemini Consulting, where he provided advisory services to companies on strategic and financing matters. Mr. Poole is a graduate of the University of North Carolina at Chapel Hill and the Kellogg School of Management at Northwestern University. Currently, Mr. Poole does not serve on the board of directors of any other public company.

Steven C. Lilly	47
Mr. Lilly has served as our Chief Financial Officer, Secretary and member of our Board of Directors since 2006 and Chief Compliance Officer since 2007, and is a member of our investment committee. From 2005 to 2006, Mr. Lilly served as Chief Financial Officer of Triangle Capital Partners, LLC. Prior to joining Triangle Capital Partners in December 2005, Mr. Lilly spent more than six years with SpectraSite, Inc., which prior to its sale in August 2005, was the third largest independent wireless tower company in the United States. At SpectraSite, Mr. Lilly served as Senior Vice President-Finance & Treasurer and Interim Chief Financial Officer. Prior to SpectraSite, Mr. Lilly was Vice President of the Media & Communications Group with First Union Capital Markets (now Wells Fargo and Company), specializing in arranging financings for high growth, financial sponsor driven companies across the media and telecommunications sectors. Mr. Lilly is a graduate of Davidson College and has completed an executive-sponsored education program at the University of North Carolina’s Kenan-Flagler Business School. Currently, Mr. Lilly does not serve on the board of directors of any other public company.

Independent Directors
Messrs. Dunwoody, Gambill, Goldstein, Mulhern, and Rich are considered independent as defined by the standards of the NYSE and for purposes of the 1940 Act.

Name	Age	Background Information
W. McComb Dunwoody	72
Since 2007, Mr. Dunwoody has served on our Board of Directors and is a member of our Compensation Committee. He is the founder of The Inverness Group Incorporated and since 1976 he has been a Managing Member of Inverness Management LLC, a private equity investment firm that specializes in management buyout transactions. Inverness is not a parent, subsidiary or other affiliate of Triangle. Prior to Inverness, Mr. Dunwoody began the Corporate Finance Department of First City National Bank of Houston as a Senior Vice President. From 1968 to 1975, he worked in New York as an investment banker with The First Boston Corporation and Donaldson, Lufkin & Jenrette. Mr. Dunwoody currently serves on various corporate boards of directors and was formerly the Chairman of the Executive Committee of the Board of Directors of National-Oilwell, Inc. Mr. Dunwoody’s community involvement includes serving as Chairman of Project GRAD USA and Imagine College, education programs serving over 100,000 at risk K-12 students. He received an undergraduate degree in Business Administration from the University of Texas Honors Program. Currently, Mr. Dunwoody does not serve on the board of directors of any other public company.

Mark M. Gambill	66
Since 2009, Mark M. Gambill has served on our Board of Directors. In addition, Mr. Gambill serves as a member of our Nominating and Corporate Governance Committee. Mr. Gambill is a co-founder and since 2002, has served as Chairman of Cary Street Partners, a Richmond, Virginia based advisory and wealth management firm. From 1972 to 1999, Mr. Gambill was employed by Wheat First Butcher Singer (“Wheat”). He served as head of Wheat’s capital markets group in the late 1980s, where he was responsible for investment banking, public finance, taxable fixed income, municipal sales and trading, equity sales, trading and research. He became President of Wheat in 1996. Wheat merged with First Union Corporation in January 1998. Subsequent to Wheat’s merger with First Union, Mr. Gambill served as President of Wheat First Union. He later was named Head of Equity Capital Markets of Wheat First Union. He currently serves on the Board of Directors of Speedway Motorsports, Inc. (NYSE: TRK) where he is Chairman of its Audit Committee and a member of its Compensation Committee. Mr. Gambill is also a director of NewMarket Corporation (NYSE: NEU) and serves on both its Audit Committee and as Chairman of its Nominating and Governance Committee. Neither of these entities is an affiliate of Triangle. Mr. Gambill graduated summa cum laude from Hampden-Sydney College.

Name	Age	Background Information
Benjamin S. Goldstein	61
Mr. Goldstein has served on our Board of Directors since 2007 and is a member of our Compensation Committee and chairs our Audit Committee. From 1997 to 2010, Mr. Goldstein was the President and co-founder of The Advisory Group, LLC, a real estate advisory, development and investment firm based in Raleigh, North Carolina. Since 2010, he has served as Chief Operating Officer for CAPTRUST Financial Advisors, a financial and fiduciary advisory firm based in Raleigh, North Carolina. Neither The Advisory Group, LLC, nor CAPTRUST Financial Advisors is a parent, subsidiary or other affiliate of Triangle. Prior to co-founding The Advisory Group, Mr. Goldstein was President and Partner of Roanoke Properties, the developer of a residential resort real estate community on the Outer Banks of North Carolina. He spent three years in the securities business, serving as the Chief Financial Officer of Carolina Securities Corporation for one year, and was later named to head the Carolina Securities Division of Thomson McKinnon Corporation, which had acquired Carolina Securities. He began his career at KPMG, where he worked with audit and consulting clients with an emphasis on the real estate industry. Mr. Goldstein is also active in his community, as he currently serves on the leadership council of the Wake Education Partnership, based in Raleigh, North Carolina, as well as on the Board of Directors of the YMCA of the Triangle. A native of North Carolina, Mr. Goldstein is a CPA and graduated from University of North Carolina at Chapel Hill with a degree in business. Currently, Mr. Goldstein does not serve on the board of directors of any other public company.

Mark F. Mulhern	57
On October 31, 2016, Mark Mulhern was appointed to our Board of Directors. In addition, Mr. Mulhern serves as a member of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee. Mr. Mulhern currently serves as Senior Vice President and Chief Financial Officer at Highwoods Properties, Inc., a Raleigh, North Carolina based publicly-traded (NYSE: HIW) real estate investment trust. Mr. Mulhern joined Highwoods in September 2014. Mr. Mulhern previously served on the Highwoods Board of Directors and Audit Committee from January 2012 through August 2014. Prior to joining Highwoods, he served as Executive Vice President and Chief Financial Officer of Exco Resources, Inc. Prior to Exco, he served as Senior Vice President and Chief Financial Officer of Progress Energy, Inc. from 2008 until its merger with Duke Energy Corporation in 2012. He joined Progress Energy in 1996 as Vice President and Controller and served in a number of roles at Progress Energy, including Vice President of Strategic Planning, Senior Vice President of Finance and President of Progress Ventures. He also spent eight years at Price Waterhouse. Mr. Mulhern is a Certified Public Accountant and is a graduate of St. Bonaventure University. He currently serves on the boards of Azure Midstream Partners, LP, a Texas based master limited partnership that develops, owns and operates midstream energy assets and McKim and Creed, a North Carolina based professional engineering services firm. Currently, other than serving on the board of directors of Azure Midstream Partners, LP, Mr. Mulhern does not serve on the board of directors of any other public company.

Name	Age	Background Information
Simon B. Rich, Jr.	72
Mr. Rich has served on our Board of Directors since 2007 and is a member of our Audit Committee and chairs our Nominating and Corporate Governance Committee. Prior to his retirement in 2001, Mr. Rich held positions as President of Louis Dreyfus Holding Co. and Chairman of Louis Dreyfus Natural Gas, and as CEO of Louis Dreyfus Natural Gas, two affiliated Delaware and Oklahoma companies, respectively, neither of which was a parent, subsidiary or other affiliate of Triangle. As CEO, Mr. Rich’s companies’ combined operations included oil refinery processing, petroleum product storage and distribution, natural gas production and distribution and the merchandising and distribution of electricity in North America and Europe, as well as the merchandising and processing of agricultural products in North America, South America and Europe. During Mr. Rich’s tenure, his companies successfully partnered with Electricite de France, creating EDF Trading, a company that currently dispatches France’s electric generation system. From 2005 to 2006, Mr. Rich also served as a director and member of the Audit Committee of Fisher Scientific. His work experience, which spans more than forty years, includes all aspects of the energy and agriculture industries. His expertise involves private equity investments with an emphasis on sustainability in energy and agriculture. Mr. Rich is also the former Chairman of the Board of Visitors of The Nicholas School of the Environment and Earth Sciences at Duke University, where he is now Emeritus. Mr. Rich holds an undergraduate degree in Economics from Duke University. Currently, Mr. Rich does not serve on the board of directors of any other public company.

The Board of Directors recommends that you vote “FOR” the election of the nominees named in this proxy statement.
Required Vote. In an uncontested election of directors, a nominee for director is elected to the Board of Directors if the number of votes cast for such nominee’s election at the Annual Meeting at which a quorum is present exceeds the number of votes cast against such nominee’s election. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
Qualifications of Director Nominees
When considering whether our director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the Nominating and Corporate Governance Committee and the Board of Directors focused primarily on the information discussed in each of the director nominees’ individual biographies set forth above and on the following particular attributes:

•
Mr. Tucker:    The Nominating and Corporate Governance Committee and Board of Directors considered his prior service to the Company as its Chairman, President and Chief Executive Officer and his over forty years of experience in the financial and investment industries and determined that his intimate knowledge of the Company and his familiarity with the financial and investment industries are critical to the oversight of our strategic goals and the evaluation of our operational performance.

•
Mr. Poole:    The Nominating and Corporate Governance Committee and Board of Directors considered his prior service to the Company as its Chief Executive Officer, President and Chief Operating Officer and his extensive experience in the capital markets, corporate strategy, investment banking and consulting and determined that his strong leadership skills are critical to the oversight of our operations and evaluation of our performance.

•
Mr. Lilly:    The Nominating and Corporate Governance Committee and Board of Directors considered his prior service to the Company as its Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer and his broad experience and leadership in the financial industry and determined that his intimate knowledge of the Company and extensive public company operating experience and knowledge of the financial industry and the capital markets are crucial to the achievement of our operational and financial goals.

•
Mr. Dunwoody:    The Nominating and Corporate Governance Committee and Board of Directors considered his extensive experience and leadership in public and private companies and determined that his broad experience enhances his participation to the Board of Directors and oversight of our compensation objectives.

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Mr. Gambill:    The Nominating and Corporate Governance Committee and Board of Directors considered his involvement in the capital markets for over thirty-five years, supervising various areas including financing and research, and determined that his experience in serving as an advisor to internal operations and proper capitalization and structure in a variety of settings bring crucial skills and contributions to the Board of Directors.

•
Mr. Goldstein:    The Nominating and Corporate Governance Committee and Board of Directors considered his extensive experience in directly auditing engagements of private and public companies and determined that his experience of over twenty-five years of work with various financial and accounting matters and in public accounting enhances his ability to provide effective leadership as chairman of our Audit Committee and to provide effective oversight of compensation decisions in his capacity as member of our Compensation Committee.

•
Mr. Mulhern:    The Nominating and Corporate Governance Committee and Board of Directors considered his public company experience, both as a senior executive and as a board member, and determined that his accounting, tax and corporate strategy background provide valuable contributions to the oversight of our company’s compensation and financial objectives.

•
Mr. Rich:    The Nominating and Corporate Governance Committee and Board of Directors considered his public company experience, as well as his successful leadership of a variety of entities and determined that his leadership and public company experience provide valuable contributions to the oversight of our company’s governance guidelines and financial records.

DIRECTOR COMPENSATION
Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The compensation table below sets forth compensation that our independent directors (none of which are employees of the Company) earned during the year ended December 31, 2016. Our interested directors are not compensated for their service as members of our Board of Directors.

Name	Year	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
W. McComb Dunwoody	2016	$33,750	$50,000	—	$83,750
Mark M. Gambill	2016	$31,500	$50,000	—	$81,500
Benjamin S. Goldstein	2016	$67,000	$50,000	—	$117,000
Mark Mulhern	2016	$11,667	$—	—	$11,667
Simon B. Rich, Jr.	2016	$55,250	$50,000	—	$105,250
Sherwood H. Smith, Jr.	2016	$46,250	$50,000	—	$96,250

(1)
Grant date fair value of restricted stock awards granted to each non-employee director on May 25, 2016. SEC disclosure rules require reporting of the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, or FASB ASC Topic 718, Compensation – Stock Compensation.

Director Fees
For fiscal year 2016, each non-employee member of the Board of Directors, with the exception of Mr. Mulhern, was paid a $20,000 annual cash retainer fee. Also in 2016, each of our non-employee directors, with the exception of Mr. Mulhern, earned an annual fee of $50,000 worth of our restricted stock, calculated based on the share price of our common stock as of the close of the NYSE on May 25, 2016, the date of grant. Based on this calculation, each of our independent directors, with the exception of Mr. Mulhern, received 2,721 shares of restricted stock, which will vest on May 25, 2017. These restricted stock grants historically have occurred on the date of our annual stockholders meeting. Because he only served on our Board of Directors for two months in 2016, Mr. Mulhern was paid a $11,667 cash retainer fee, in lieu of an annual cash retainer fee and a annual grant of restricted stock.
In addition, independent directors receive a fee of $2,500 for each Board of Directors meeting attended in person and $1,250 for each Board of Directors meeting attended by conference telephone or similar communications equipment; Audit Committee members receive a fee of $1,500 for each Audit Committee meeting attended in person and $750 for each Audit Committee meeting attended by conference telephone or similar communication equipment; and members of our Compensation Committee and Nominating and Corporate Governance Committee receive a fee of $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by conference telephone or similar communication equipment. Finally, our Audit Committee chairman receives an annual fee of $30,000, our Compensation Committee chairman receives an annual fee of $10,000 and our Nominating and Corporate Governance Committee chairman receives an annual fee of $5,000 for their services as chairmen of their respective committees. We also reimburse our independent directors for all reasonable direct out-of-pocket expenses incurred in connection with their service on the Board of Directors. Directors who are also our employees or employees of our subsidiaries do not receive compensation for their services as directors.
Non-Employee Director Equity Compensation
On March 18, 2008, we received an order from the SEC granting exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors pursuant to the terms of our Amended and Restated 2007 Equity Incentive Plan, or the Equity Incentive Plan. In connection with receiving the necessary exemptive relief, our Board of Directors approved the Equity Incentive Plan and our stockholders voted to approve the Equity Incentive Plan at our 2008 Annual Meeting of Stockholders.

The Equity Incentive Plan provides that our non-employee directors each receive an automatic grant of restricted stock at the beginning of each one-year term of service on the Board of Directors, for which forfeiture restrictions lapse one year from the grant date. The grant of restricted stock to non-employee directors under the Equity Incentive Plan is automatic and the terms thereunder may not be changed without SEC approval. On March 21, 2013, the SEC approved an increase in the amount of the automatic grant to non-employee directors to $50,000 worth of restricted stock each year. At our 2013 Annual Meeting of Stockholders, our stockholders approved an amendment to our Equity Incentive Plan to provide for the $50,000 annual grant of restricted stock to non-employee directors. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.
CORPORATE GOVERNANCE
Director Independence
In accordance with the NYSE’s listing standards, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically if information provided in the most recent questionnaire changes.
In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the listing standards promulgated by the NYSE. Rule 303A.00 provides that a director of a business development company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.
In addition, our Chief Compliance Officer reviews a list of each director’s securities transactions and holdings in order to ensure that our directors have not entered into any transactions with, or own any interest in, companies that would cause one or more of them to be considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act. For a more detailed description of these policies, please see “Certain Relationships and Related Party Transactions” herein.
The Board of Directors has determined that Messrs. Dunwoody, Gambill, Goldstein, Mulhern, Rich and Smith are independent and have no relationship with us, except as directors and stockholders. All of the members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act.
Meetings of the Board of Directors and Committees
During 2016, our Board of Directors held six meetings. Our Board of Directors has established an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates pursuant to a charter, each of which is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com, and is also available in print to any stockholder who requests a copy. During 2016, none of our directors attended less than 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served.
Each of our directors makes a diligent effort to attend all board and committee meetings, as well as each Annual Meeting of Stockholders. All of our then nine directors attended our 2016 Annual Meeting of Stockholders. Mr. Mulhern was not a director on the date of our 2016 Annual Meeting of Stockholders.
We have designated Simon B. Rich, Jr. as our lead independent director to preside over all executive sessions of non-employee directors. Executive sessions of non-employee directors are held at each board meeting. Interested parties, stockholders and holders of our senior notes, may communicate with Mr. Rich by writing to: Board of Directors, Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Audit Committee
We have a separately-designated standing Audit Committee, as defined in Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for compliance with applicable legal and regulatory requirements, selecting our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm, reviewing the integrity of the audits of the financial statements and reviewing the adequacy of our internal accounting controls.
Our Audit Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at http://ir.tcap.com.
The members of our Audit Committee are Messrs. Goldstein, Mulhern, Rich and Smith. Mr. Goldstein serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Goldstein is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act and that all members of the Audit Committee are financially literate under NYSE listing standards. The Board also has determined that each of Messrs. Goldstein, Mulhern, Rich and Smith meet the current independence requirements of Rule 10A-3 of the Exchange Act, NYSE listing standards, and, in addition, is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our Audit Committee held five meetings during 2016.
Compensation Committee
Our Compensation Committee is appointed by the Board of Directors to discharge its responsibilities relating to the compensation of our independent directors, executive officers and other key employees. The Compensation Committee has the responsibility for recommending appropriate compensation levels for our executive officers, evaluating and approving executive officer compensation plans, policies and programs, reviewing benefit plans for executive officers and other employees and producing an annual report on executive compensation for inclusion in our proxy statement. The Compensation Committee has the authority to form and delegate any of its responsibilities to a subcommittee of the Compensation Committee so long as such subcommittee is solely composed of one or more members of the Compensation Committee. The Compensation Committee Charter is available under “Corporate Governance” on the Investor Relations section of our website at http://ir.tcap.com.
Our Compensation Committee has the authority to and is charged with performing the following, among other responsibilities:

•	review annually and approve goals and objectives relevant to our executive officers’ compensation, including annual performance objectives;

•
evaluate annually the performance of our Chief Executive Officer and other executive officers, and recommend to the independent members of the Board of Directors the compensation level for each such person based on this evaluation;

•	review on a periodic basis our executive compensation programs to determine whether they are properly coordinated and achieve their intended purposes;

•	review and recommend to the Board of Directors for approval any changes in incentive compensation plans and equity-based compensation plans;

•
review and approve all equity-based compensation plans of Triangle, whether or not final approval rests with the Company’s stockholders, and review and recommend to the Board of Directors for approval, equity-based awards pursuant to such plans in compliance with the 1940 Act;

•	review and approve compensation packages, including any special supplemental benefits or perquisites for our executive officers; and

•
review employee compensation strategies, including salary levels and ranges and employee fringe benefits, as well as compensation consultants’ analyses and various industry comparables including both public and private investment funds that operate and invest in a manner similar to the Company.

In determining executive compensation levels for our executive officers, the Compensation Committee meets at least annually with our CEO, and may meet with independent compensation consultants, in order to determine whether current methods of executive compensation are effective in achieving Triangle’s short and long-term strategies. The Compensation Committee, in conjunction with a compensation consultant if necessary, will analyze the compensation of executive officers and directors of other BDCs and financial services companies in order to establish the compensation levels necessary to attract and retain quality executive officers and investment professionals. In 2016, the Compensation Committee engaged McLagan, a compensation consultant, to advise the Compensation Committee on these matters. McLagan does no work for management, receives no compensation from the Company other than for its work in advising the Compensation Committee and maintains no other economic relationships with the Company or any of its affiliates. From time to time, McLagan receives input from the Company's Chief Executive Officer regarding the Company's strategic goals and the manner in which the executive compensation program should support these goals. For more information regarding the role of the Company's management in determining compensation, please see the discussion in “Compensation Discussion and Analysis — Establishing Compensation Levels — Role of the Compensation Committee and Management.”
The members of the Compensation Committee are Messrs. Dunwoody, Goldstein, Mulhern and Smith, each of whom is not an "interested person" for purposes of Section 2(a)(19) of the 1940 Act and is independent under the applicable NYSE corporate governance listing standards. Mr. Smith serves as the chairman of the Compensation Committee. Our Compensation Committee held five meetings during 2016.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, Bylaws and applicable law. For more information on how our stockholders may recommend a nominee for a seat on our Board of Directors, see our answer to the question “How and when may I submit a stockholder proposal for Triangle’s 2018 Annual Meeting?” under the section “Additional Information” in this proxy statement.
In considering possible candidates for nomination, the Nominating and Corporate Governance Committee will consider certain factors including the current composition of the Board of Directors, overall business expertise, gender, cultural and racial diversity, whether the composition of the Board of Directors contains a majority of independent directors as determined under the NYSE listing standards and the 1940 Act, the candidate’s character and integrity, whether the candidate possesses an inquiring mind, vision and the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, a candidate’s overall business experience, what type of diversity he or she brings to the Board of Directors, whether the candidate has sufficient time to devote to the affairs of Triangle, including consistent attendance at Board of Directors and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of us and all of our stockholders.
The Nominating and Corporate Governance Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at http://ir.tcap.com.
The members of the Nominating and Corporate Governance Committee are Messrs. Gambill, Mulhern, Rich and Smith, each of whom is not an "interested person" for purposes of Section 2(a)(19) of the 1940 Act and is independent under the NYSE corporate governance listing standards. Each nominee for election under Proposal No. 1 at the Annual Meeting was recommended by the members of the Nominating and Corporate Governance Committee to our Board of Directors, which approved such nominees. Mr. Rich serves as the chairman of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee held two meetings during 2016.

Communication with the Board of Directors
Stockholders with questions about Triangle Capital Corporation are encouraged to contact Steven C. Lilly, at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, (919) 719-4770. However, if stockholders feel their questions have not been addressed, they may communicate with our Board of Directors directly by sending their communications to: Triangle Capital Corporation Board of Directors, c/o Simon B. Rich, Jr., 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. In addition, stockholders may communicate with us by clicking “Contact IR” on the Investor Relations section of our website at http://ir.tcap.com. All stockholder communications received by our corporate secretary in this manner will be delivered to one or more members of the Board of Directors.
Corporate Leadership Structure
Mr. Tucker serves as the Chairman of our Board of Directors and, prior to February 3, 2016, served as our Chief Executive Officer. Mr. Poole was named as our Chief Executive Officer on February 3, 2016. In addition, we have designated Mr. Rich as our lead independent director to preside over all executive sessions of non-employee directors. We believe that consolidating our leadership structure without an independent chairman provides an efficient and effective management model which fosters direct accountability, effective decision making and alignment of corporate strategy between our Board of Directors and management. Mr. Tucker is, and Mr. Rich is not, an “interested person” as defined in Section 2(a)(19) of the 1940 Act.
Oversight of Risk Management
On behalf of the Board of Directors, the Audit Committee oversees our enterprise risk management function. To this end, the Audit Committee meets at least annually (i) as a committee to discuss the Company’s risk management guidelines, policies and exposures and (ii) with our independent auditors to review our internal control environment and other risk exposures. Additionally, on behalf of the Board of Directors, the Compensation Committee oversees the management of risks relating to our executive compensation program and other employee benefit plans. In fulfillment of its duties, the Compensation Committee reviews at least annually our executive compensation program and meets regularly with our Chief Executive Officer to understand the financial, human resources and stockholder implications of all compensation decisions. The Audit Committee and the Compensation Committee each report to the Board of Directors on a regular basis to apprise the Board of Directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.
Compliance Policies and Procedures
In accordance with the 1940 Act, we have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and we review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. In addition, we have designated Mr. Lilly as our Chief Compliance Officer. As such, Mr. Lilly is responsible for administering our compliance program and meeting with our Board of Directors at least annually to assess its effectiveness.
Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted a code of business conduct and ethics and corporate governance guidelines covering ethics and business conduct. These documents apply to our directors, officers and employees. Our code of business conduct and ethics and corporate governance guidelines are available on the Investor Relations section of our website at http://ir.tcap.com. We will report any material amendments to or waivers of a required provision of our code of conduct and/or corporate governance guidelines on our website and/or in a Current Report on Form 8-K.

EXECUTIVE OFFICERS
Our executive officers serve at the discretion of our Board of Directors. The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held
E. Ashton Poole	50	President and Chief Executive Officer
Steven C. Lilly	47	Chief Financial Officer, Secretary and Chief Compliance Officer
Jeffrey A. Dombcik	50	Senior Managing Director and Chief Credit Officer
Cary B. Nordan	41	Senior Managing Director and Chief Origination Officer
Douglas A. Vaughn	47	Senior Managing Director and Chief Administrative Officer
All of our executive officers are members of our Investment Committee. The Investment Committee is responsible for all aspects of our investment process, including approval of such investments. All of our executive officers also serve as directors, managers and/or officers of Triangle Mezzanine Fund.
For more information on Messrs. Poole and Lilly, see the biographical information under "Proposal No. 1 Election of Directors" above.
Messrs. Dombcik, Nordan and Vaughn joined Mr. Poole and Mr. Lilly on the Company’s Management Committee and became Executive Officers of the Company on October 2, 2016. The biographical information for Messrs. Dombcik, Nordan and Vaughn are as follows:
Jeffrey A. Dombcik joined the Company in 2007 and currently serves as Senior Managing Director and Chief Credit Officer and is a member of the Company’s Management Committee and Investment Committee. Prior to joining the Company, Mr. Dombcik was a Managing Director of South Franklin Street Partners, a Small Business Investment Company (SBIC) focused on providing junior capital to middle market companies. Prior to joining South Franklin Street Partners, Mr. Dombcik served as Executive Vice President and Partner of Edgewater Capital Partners, L.P., a private equity investment firm focused on the acquisition of middle market companies. Mr. Dombcik also served as a Senior Vice President of investment banking for McDonald Investments, Inc. (a wholly owned subsidiary of Key Corp) and Vice President of Brown, Gibbons, Lang & Company L.P., a middle market investment bank with offices in Chicago and Cleveland. Mr. Dombcik began his career as a commercial banking officer with Bank One. Mr. Dombcik has over 20 years of experience in a variety of corporate finance transactions including initial public offerings, mergers and acquisitions, preferred stock underwritings, senior and subordinated debt placements, recapitalizations, leveraged ESOPs and restructurings. He is a graduate of Miami University and John Carroll University.
Cary B. Nordan joined the Company in 2004 and currently serves as Senior Managing Director and Chief Origination Officer and is a member of the Company’s Management Committee and Investment Committee.
Prior to joining the Company, Mr. Nordan served as Vice President with BB&T Asset Management (BB&T Funds), a $14 billion mutual fund complex. He was responsible for research, valuation and portfolio management with a specific focus on small-cap equities. Preceding his employment with BB&T Asset Management, he worked in corporate finance with Stanford Keene, Inc., an investment bank specializing in the technology industry, and Nuance Capital Group, LLC, an advisory firm to private companies. Prior to that, Mr. Nordan served as an Analyst and Associate in the corporate finance group of Trident Securities, a subsidiary of McDonald Investments, where he specialized in investment banking and advisory services to lower- and middle-market financial institutions throughout the United States. Mr. Nordan has over 10 years of experience investing in private equity transactions and public equity securities as well as corporate finance transactions including IPOs, M&As, senior and subordinated debt placements, recapitalizations, and restructurings. He holds a BSBA, magna cum laude, from Appalachian State University and an MBA from Duke University. Mr. Nordan is a CFA charterholder and former member of the Board of Directors for the CFA North Carolina Society.
Douglas A. Vaughn joined the Company in 2008 and currently serves as Senior Managing Director and Chief Administrative Officer and is a member of the Company’s Management Committee and Investment Committee.

Mr. Vaughn has extensive management experience operating businesses and has served in investment and advisory roles for middle market companies, portfolio businesses, and divisions of large multinational corporations. Prior to joining the Company, Mr. Vaughn was President and a Director of VIETRI, Inc., America’s largest importer, distributor and marketer of handmade Italian ceramic and home décor items. Immediately prior to his eight years at VIETRI, Inc., Mr. Vaughn advised business owners and managers, including private equity funds, on strategic initiatives including acquisitions and corporate finance — first as a Senior Consultant at Deloitte Consulting and later as a Partner at Chatham Partners. While with Deloitte, he also led an internal acquisition effort for the firm. Prior to his time in management consulting and investment banking, Mr. Vaughn served in management roles for Sara Lee Corporation, specifically for Sara Lee Personal Products Europe, where he was an original member of the team that established and managed the company’s first division in Eastern Europe including manufacturing, distribution, marketing, and sales operations. Mr. Vaughn holds a BA from the University of Virginia and an MBA from The University of North Carolina’s Kenan-Flagler School of Business. He is a member of the Young Presidents’ Organization, a Chartered Financial Analyst, and has served on a variety of for-profit and non-profit boards.
Retirement of Garland S. Tucker, III
On February 3, 2016, Garland S. Tucker, III, the Chairman of our Board of Directors and former Chief Executive Officer of the Company, retired from his officer positions with the Company and all of its affiliates, and transitioned into a new role as a senior adviser to the Company. In his role as a senior adviser, Mr. Tucker assists the Company with the leadership transition and perform other projects and initiatives at the request and direction of the Company’s management. Mr. Tucker continues to serve as the Chairman of the Company’s Board of Directors. Mr. Tucker's compensation for 2016 is disclosed in the below under "Compensation Discussion and Analysis" because he served as the Company's CEO for a portion of 2016 and is therefore considered a Named Executive Officer, or NEO.
In addition to the shares of restricted stock that the Company typically awards to its executive officers for their performance during the prior year, the Board of Directors, upon the recommendation of the Compensation Committee, awarded Mr. Tucker a $2.5 million cash bonus and accelerated the vesting of his outstanding shares of restricted stock, including the 47,000 shares of restricted stock awarded to him based on his performance during 2015, and certain other compensation in connection with his retirement and in recognition of his long service to the Company. Furthermore, Mr. Tucker, in his role as a senior adviser to the Company, receives an annual salary of $350,000 and participates in the Company’s employee benefits plans on the same terms and conditions as similarly-situated employees.
Concurrent with Mr. Tucker's retirement, E. Ashton Poole, the Company’s President and former Chief Operating Officer, and a member of the Board of Directors, was appointed as the Company’s Chief Executive Officer and President.
Resignation of Brent P.W. Burgess
Effective October 14, 2016, Brent P.W. Burgess resigned as a member of our Board of Directors and from his position as the Company’s Chief Investment Officer. Although Mr. Burgess is no longer an employee of the Company, under SEC rules, he is considered to be a NEO for 2016 and therefore his compensation for 2016 is required to be disclosed below under "Compensation Discussion and Analysis."
In connection with the above-described resignation, Mr. Burgess and the Company entered into an agreement (the “ Agreement ”), pursuant to which he received or will receive: his unpaid salary and accrued but unused vacation leave through October 14, 2016; cash payments totaling $250,000; accelerated vesting of the 93,284 shares of the Company’s restricted stock held by him; and certain other benefits. Mr. Burgess also agreed to certain confidentiality, non-compete, non-solicitation and other covenants in the Agreement.

COMPENSATION DISCUSSION AND ANALYSIS
General
The following Compensation Discussion and Analysis, or CD&A, provides information relating to the 2016 compensation of the Company's NEOs for 2016, who were:
E. Ashton Poole, President & Chief Executive Officer;
Steven C. Lilly, Chief Financial Officer, Secretary and Chief Compliance Officer;
Jeffrey A. Dombcik, Senior Managing Director and Chief Credit Officer;
Cary B. Nordan, Senior Managing Director and Chief Origination Officer;
Douglas A. Vaughn, Senior Managing Director and Chief Administrative Officer;
Garland S. Tucker, III (the Company's former Chief Executive Officer); and
Brent P.W. Burgess (the Company's former Chief Investment Officer).
Our executive compensation program is designed to encourage our executive officers to think and act like stockholders of the Company. The structure of the NEOs’ compensation programs was designed to encourage and reward the following factors, among others:

•	sourcing and pursuing attractively priced investment opportunities in lower middle market companies;

•	achievement of the Company’s dividend objectives;

•	maintaining credit quality, monitoring financial performance and ultimately managing a successful exit of the Company’s investment portfolio; and

•	development of management team and employees.
We completed our initial public offering, or IPO, in February 2007. Our first ten years of operation as a publicly traded BDC have represented a period of development and growth. As a result, our Compensation Committee continues to focus on creating an executive compensation program that achieves our desired objectives stated above.
In May 2014, we held a stockholder advisory vote on the compensation of our NEOs, commonly referred to as a say-on-pay vote. Our stockholders approved the compensation of our NEOs, with over 82% of stockholder votes cast in favor of our say-on-pay resolution. Subsequently, the Compensation Committee considered the results of the advisory vote, which affected the Company’s executive compensation decisions and policies by reaffirming the Company’s compensation philosophies. The Compensation Committee will continue to use these philosophies and past practice in determining future compensation decisions. In addition, in May 2011, our stockholders approved, on an advisory basis, that an advisory vote on executive compensation would be considered every three years. The advisory say-on-pay vote and advisory frequency of say-on-pay vote proposals will be considered by our stockholders at the Annual Meeting.

Executive Compensation Policy
The compensation programs of the Company adopted by our Compensation Committee are designed with the goal of providing compensation that is fair, reasonable and competitive. These programs are intended to align the compensation paid to our NEOs with both our short-term and long-term objectives and the interests of stockholders, which we believe will contribute to the achievement of long-term sustainable investment returns. The key elements of our compensation philosophy include: (i) designing compensation programs that enable us to attract and retain the best talent in the financial industries in which we compete; (ii) aligning executive compensation packages with the Company’s performance; and (iii) using long-term equity awards to align employee and stockholder interests.
As a BDC, we must comply with the requirements of the 1940 Act. The 1940 Act imposes certain limitations on the structure of our compensation programs, including limitations on our ability to issue certain equity-based compensation to our employees and directors. We have received exemptive relief from the SEC that permits us to grant restricted stock in exchange for or in recognition of services by our executive officers and employees. Pursuant to the Equity Incentive Plan (now the Omnibus Incentive Plan, if approved by stockholders, as described below), the Board of Directors may award shares of restricted stock to plan participants in such amounts and on such terms as the Board of Directors determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC’s exemptive order.
Overview
Our performance-driven compensation policy consists primarily of the following three components:

•	base salary;

•	annual cash bonus; and

•	long-term compensation pursuant to the Equity Incentive Plan.
Other compensation components may include contributions to our 401(k) and deferred compensation plans, and health, life and disability insurance premiums paid by the Company.
The compensation packages for our NEOs are structured to reflect what we believe to be appropriate practices in corporate governance and executive compensation. We designed each NEO’s compensation package to appropriately reward the NEO for his contribution to the Company. Our compensation philosophy has not historically been, and going forward will not be, a mechanical process, and our Compensation Committee will continue to use its judgment and experience, working in conjunction with our Chief Executive Officer and, potentially, an independent compensation consultant, to determine the appropriate mix of compensation for each NEO. Cash compensation consisting of base salary and discretionary cash bonuses tied to achievement of performance goals set by the Compensation Committee, such as the surpassing of certain operating thresholds related to investment performance, are intended to incentivize NEOs to remain with us in their roles and work hard to achieve our goals. Stock-based compensation in the form of restricted stock is awarded based on individual and Company performance expectations set by the Compensation Committee.
Establishing Compensation Levels
Role of the Compensation Committee and Management
As set forth in the Compensation Committee Charter, our Compensation Committee’s primary responsibility is to evaluate the compensation of our executive officers and ensure that they are compensated effectively and in a manner consistent with our stated compensation objectives. The Compensation Committee also periodically reviews our corporate goals and objectives relevant to executive compensation, our executive compensation structure to ensure that it is designed to achieve the objectives of rewarding our executive officers appropriately for their contributions to corporate growth and profitability and our other goals and objectives. At least annually, the Compensation Committee will evaluate the compensation of our executive officers and determine the amounts and individual elements of total compensation for executive officers consistent with our corporate goals and objectives and will communicate to stockholders the factors and criteria on which the executive officers’ compensation is based, including the relationship of our performance to the executive officers’ compensation. Our executive officers are eligible for variable compensation based on individual, team, and overall corporate performance. With respect to the compensation of our executive officers other than the Chief Executive Officer, the committee works with the chief executive officer to conduct these reviews. The committee will also periodically evaluate the terms and administration of our annual and long-term incentive plans, including equity compensation plans, to ensure that they are structured and administered in a manner consistent with our goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to executive officers and total funds allocated for payment under the compensation plans.

Role of Compensation Consultant

In 2016, the Compensation Committee engaged McLagan, a compensation consultant, to assist the Compensation Committee in its analysis of the compensation of executive officers and directors of other BDCs and financial services companies in order to assist in establishing the compensation levels necessary to attract and retain quality executive officers and investment professionals. From time to time and in support of McLagan’s role as an adviser to the Compensation Committee, McLagan receives input regarding the Company's strategic goals and the manner in which the executive compensation program should support these goals. The Compensation Committee evaluated McLagan’s independence from the Company and determined that McLagan is independent primarily because it does no work for management, receives no compensation from the Company other than for its work in advising the Compensation Committee and maintains no other economic relationships with the Company or any of its affiliates.
Assessment of Market Data
To assess the competitiveness of our executive compensation program, the Compensation Committee considers compensation information from a comparative group of internally managed BDCs (including Capital Southwest Corporation, Hercules Capital, Inc., KCAP Financial, Inc. and Main Street Capital Corporation) as well as groups of other financial services companies, such as asset managers, specialty lenders and banks and real estate investment trusts. The Compensation Committee performs comprehensive analyses of competitive performance and compensation levels. However, the Compensation Committee does not specifically benchmark the compensation of our NEOs against that paid by other companies with publicly traded securities. This is because the Compensation Committee believes that our primary competitors in both our business and for recruiting executives are investment banks, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks. Many of these entities do not publicly report the compensation of their executive officers nor do they typically report publicly information on their corporate performance. While various salary surveys from other private sources may become available to the Compensation Committee with regard to these private equity firms, the Compensation Committee believes that without accurate, publicly disclosed information on these private entities that would serve as benchmarks, it is inappropriate for the Compensation Committee to set formal benchmarking procedures.
The Compensation Committee's analysis centered around key elements of compensation practices within financial services industries in general and, more specifically, compensation practices at companies closer in asset size, typical investment size, typical investment type, market capitalization, and general business scope to our Company. Items the Compensation Committee reviewed included, but were not necessarily limited to, base compensation, bonus compensation and restricted stock awards. In addition to actual levels of compensation, the Compensation Committee also analyzed the approach other companies were taking with regard to their compensation practices. Items the Compensation Committee reviewed included, but were not necessarily limited to, certain corporate and executive performance measures established to achieve total returns for stockholders and our “efficiency ratio” compared to the BDCs in our comparative group (which is calculated by taking total general and administrative expenses and dividing it by the company’s total revenue).
The Compensation Committee believes that the companies utilized were the most relevant comparable companies available with disclosed executive compensation data, and they provide a good representation of competitive compensation levels for our executives.

Assessment of Company Performance
In determining annual compensation for our NEOs, our Compensation Committee evaluates the individual performance of our NEOs as well as the Company’s overall operating performance. We believe that the alignment of (i) a company’s business plan, (ii) its stockholders' expectations and (iii) its employee compensation is essential to long-term business success in the interest of its stockholders and employees. We typically make three- to seven- year investments in privately held businesses. Our business plan involves taking on investment risk over an extended period of time, and a premium is placed on our ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of recurring dividends. Our strategy is to generate income and capital gains from our investments in the debt and equity securities of our portfolio companies. This income supports the payment of dividends to our stockholders. Therefore, a key element of our return to stockholders is current income through the payment of dividends. This recurring payout requires a methodical asset acquisition approach and active monitoring and management of our investment portfolio over time. A substantial part of our employee base is dedicated to the maintenance of asset values and generation of new investment opportunities to allow us to sustain and grow dividends.
In reviewing and approving the compensation packages for our executive officers and other key employees, our Compensation Committee considers the relative achievement of the Company’s strategic and corporate objectives, executive performance factors and the individual performance of each of our NEOs. For 2016, some of the most significant company-specific performance factors considered by the Compensation Committee include:

•	total and net investment income;

•	realized and unrealized gains and losses;

•	overall credit performance of the investment portfolio;

•	liquidity;

•	operating efficiency performance;

•	growth and diversification of the overall investment portfolio;

•	sustaining dividends and distributions to stockholders; and

•	return on average stockholders’ equity.
Elements of Triangle’s Executive Compensation
In 2016, our compensation program was comprised primarily of the following three elements: (i) base salary, (ii) annual cash bonus and (iii) long-term equity incentive compensation. At the time of our IPO, our initial compensation program consisted of only base salary and an annual cash bonus. Upon receipt in 2008 of exemptive relief from the SEC that permitted the company to grant restricted stock awards to our executive officers and employees, we began to include long-term equity incentive compensation as part of our compensation program. The company sought such exemptive relief because we believe that creating long-term value for our stockholders is achieved, in part, by retaining our executive officers in a competitive employment environment with a competitive compensation program. This allows us to align a component of our compensation program over a longer-term similar to our target investment period for our privately held business investments, and to more closely align the interests of our NEOs with those of our stockholders. The Compensation Committee does not allocate a fixed percentage of the NEO compensation packages to each of these elements. Instead, the Compensation Committee targets total compensation at levels comparable to other BDCs, private equity firms, mezzanine lenders, hedge funds, specialized commercial banks and other specialty finance companies. In designing our compensation program, the Compensation Committee seeks to achieve an appropriate balance among these elements to create a compensation program that incentivizes our NEOs to focus on financial and operating results in the near term and the creation of stockholder value over the long-term.
Since our IPO, our Compensation Committee has determined to make annual changes in each element of our compensation program in order to account for cost of living changes, our company’s continued asset and revenue growth and positive financial performance, and to retain our NEOs in a competitive environment for such executives. Our Compensation Committee considers our NEOs’ individual performance, each executive position’s responsibility for and ability to impact company performance, and individual expertise in connection with decisions under our compensation program each year. Because of the broad range of individual responsibilities of each of our NEOs, our Compensation Committee does not set specific or individualized performance metrics for any of our NEOs. The Compensation Committee instead considers the performance of each of our NEOs, and, based upon the evaluation and analysis of our Compensation Committee members, the performance of the Company relative to the general performance of other companies in the comparative group noted above.
Annual Base Salary
The annual base salary is designed to provide a minimum, fixed level of cash compensation to our NEOs in order to attract and retain experienced executive officers who can drive the achievement of our goals and objectives. The Compensation Committee annually reviews the base salary for each of our executive officers and determines whether to adjust it in its sole discretion. Increases to base salary are awarded to recognize levels of responsibilities and related individual performance, and to address changes in the external competitive market for a given position.
In establishing the 2016 base salaries of the NEOs, the Compensation Committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual and the base salary of the individual from the previous year. In addition, the Compensation Committee considered the base salaries paid to comparably situated executive officers in other internally-managed BDCs and other competitive market practices. Finally, the Compensation Committee used a compensation consultant in order to obtain an objective third-party expert’s insight into our NEOs’ base salaries.
Mr. Poole was paid an annual base salary of $440,000 as of December 31, 2016. Mr. Poole’s base salary recognizes his role as President and Chief Executive Officer, including his overall responsibility for our Company’s strategic direction and performance and his leadership which has enabled us to achieve our operational and financial objectives. Mr. Poole’s base salary also reflects his role as a member of our Investment Committee and Management Committee.
Mr. Lilly was paid an annual base salary of $335,000 as of December 31, 2016. Mr. Lilly’s base salary recognizes his lead role in managing all financial aspects of our Company, and his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s base salary also reflected his service as our Company’s Chief Compliance Officer and Secretary, and as a member of our Investment Committee and Management Committee.
Mr. Dombcik was paid an annual base salary of $295,000 as of December 31, 2016. Mr. Dombcik's base salary recognizes his role as Chief Credit Officer, as a member of our Investment Committee and our Management Committee, and his lead role in managing all aspects of our investment portfolio.
Mr. Nordan was paid an annual base salary of $295,000 as of December 31, 2016. Mr. Nordan's base salary recognizes his role as Chief Origination Officer, as a member of our Investment Committee and our Management Committee, and his lead role managing our origination activities.
Mr. Vaughn was paid an annual base salary of $295,000 as of December 31, 2016. Mr. Vaughn's base salary recognizes his role as Chief Administrative Officer, as a member of our Investment Committee and our Management Committee, and his lead role in managing all administrative matters relating to the Company's operations.
Prior to his retirement as CEO in February 2016, Mr. Tucker's annual base salary was $435,000. Subsequent to his retirement and through December 31, 2016, Mr. Tucker's was paid an annual base salary of $350,000.
Prior to his resignation from the Company in October 2016, Mr. Burgess was paid an annual base salary of $375,000.

Annual Cash Bonuses
We pay annual cash bonuses to reward corporate and individual achievements for the prior fiscal year. Annual cash bonuses are based on the Compensation Committee’s discretionary assessment of the Company’s and the NEO’s performance, with recommendations from the Chief Executive Officer for NEOs other than himself. While cash bonus awards are discretionary, the Compensation Committee will not award cash bonuses to our NEOs unless the Company achieves certain minimum operating thresholds during the year. The minimum operating threshold for the fiscal year ended December 31, 2016 set by the Compensation Committee in connection with the award of cash bonuses was approximately $31.3 million in net investment income before discretionary compensation. The Compensation Committee determined that the Company achieved this threshold for the fiscal year ended December 31, 2016.
On a quarterly basis, the Compensation Committee, together with input from our Chief Executive Officer, approves an accrual for the annual potential cash bonus pool. The determination of the accrual amount is based upon the Company’s current financial forecast and executive performance contributing to achieving our corporate objectives, and is subject to the sole discretion of the Compensation Committee.
The Company paid cash bonuses to NEOs in recognition of both corporate and individual 2016 performance. In particular, for the year ended December 31, 2016, we achieved the following financial highlights:

•	total investment income of $113.7 million;

•	net investment income of $65.9 million, or $1.81 per share, exclusive of one-time expenses related to the retirement of Mr. Tucker and the resignation of Mr. Burgess;

•	operating efficiency ratio of 18.6%, adjusted for the one-time expenses related to the retirement of Mr. Tucker and the resignation of Mr. Burgess; and

•	regular quarterly dividends during 2016 totaling $1.89 per share. None of these dividends constituted a return of capital to stockholders.
Mr. Poole was paid an annual cash bonus of $535,000 for 2016. Mr. Poole’s cash bonus reflects his overall responsibility for the strategic direction of our Company and his leadership in 2016, which enabled us to achieve the majority of our operational and financial objectives.
Mr. Lilly was paid an annual cash bonus of $485,000 for 2016. Mr. Lilly’s cash bonus reflects his lead role in managing all financial aspects of our Company, including his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s cash bonus also reflected his service as our Chief Compliance Officer and Secretary during 2016.
Mr. Dombcik was paid an annual cash bonus of $415,000 for 2016. Mr. Dombcik's cash bonus reflects his role as a senior investment originator as well as his lead role in managing our investment portfolio, including our monitoring, valuation and restructuring activities.
Mr. Nordan was paid an annual cash bonus of $440,000 for 2016. Mr. Nordan's cash bonus reflects his role as a senior investment originator as well as his lead role in managing our origination activities, including sourcing and underwriting.
Mr. Vaughn was paid an annual cash bonus of $440,000 for 2016. Mr. Vaughn's cash bonus reflects his role as a senior investment originator as well as his lead role in managing all administrative responsibilities for the Company, including recruiting, training, staffing, performance evaluation and other human resources-related initiatives.
The Compensation Committee believes that these cash bonus awards are individually appropriate based on the Company’s 2016 performance and each individual’s contribution to the Company throughout 2016 as stated above. Such bonuses comprise a key component of the Company’s overall compensation program.

Long-Term Incentive Compensation
General
Our Board of Directors adopted the Equity Incentive Plan in order to provide stock-based awards as incentive compensation to our employees and non-employee directors. Since our IPO, our Board of Directors has chosen to utilize shares of our restricted stock, rather than stock options or other equity-based incentive compensation, as long-term incentive compensation.
We use restricted stock awards to (i) attract and retain key employees, (ii) motivate our employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees to participate in our long-term growth and (iv) link our employees’ compensation to the long-term interests of our stockholders. Each restricted stock award is for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights.
The Compensation Committee has been delegated responsibility by our Board of Directors to review the stock-based awards to employees. At the time of each award granted to each NEO, the Compensation Committee determines the terms of the award, including the performance period (or periods) and the performance objectives relating to the award. The Compensation Committee then recommends the approval of the award to the Board of Directors.
Restricted Stock Awards
The Compensation Committee generally meets in February of each year to consider the amount of restricted stock that should be awarded to our executive officers with respect to the Company's performance for the prior year. Specific performance factors that the Compensation Committee considered in determining the granting of restricted stock in February 2016 were the Company's achievement of financial and operational goals in 2015 and individual employee performance during 2015 in such areas as work ethic, proficiency and overall contribution to the Company. On February 3, 2016, the Board of Directors, upon recommendation of the Compensation Committee, granted the following awards:

Name	Number of Shares of Restricted Stock(1)
E. Ashton Poole	42,500
Steven C. Lilly	37,000
Jeffrey A. Dombcik	29,000
Cary B. Nordan	34,500
Douglas A. Vaughn	27,000
Garland S. Tucker, III	47,000
Brent P.W. Burgess	37,000

(1)
Consists of restricted stock which vests over four years from the date of grant. The shares of restricted stock granted to Messrs. Poole, Lilly, Dombcik, Nordan and Vaughn are expected to vest ratably in February of each year, beginning in February of 2017. The shares of restricted stock granted to Mr. Tucker vested in February 2016 in connection with his retirement as CEO of the Company. The shares of restricted stock granted to Mr. Burgess vested in October 2016 in connection with his resignation from the Company. In connection with each of the retirement of Mr. Tucker and the resignation of Mr. Burgess, the Board of Directors, in its discretion pursuant to authority granted to it under the Equity Incentive Plan, approved the accelerated vesting of shares of restricted stock held by such individuals.

Based on SEC rules requiring equity awards to be disclosed in the tables for the year during which they are granted, rather than earned, the executive compensation tables in this proxy statement include the restricted stock awards granted to our NEOs in February 2016, even though such awards relate to 2015 performance.

In February 2017, our Compensation Committee considered employee performance during fiscal 2016, using similar factors above, in determining the amount of restricted stock awards to recommend for each executive officer. In addition, the Compensation Committee considers each NEO's total cash compensation in relation to the proposed stock award and the effect of dilution of net asset value per share and earnings per share prior to awarding the stock grants. On February 1, 2017, the Board of Directors, upon recommendation of the Compensation Committee, approved restricted stock awards for the NEOs, as detailed below.
Restricted stock awards allow the company to account for our compensation program based on the price of our common stock, fixed at the grant date of such award, resulting in a known maximum cost of such award under our compensation program at the time of grant. In determining annual restricted stock awards for each of our NEOs, our Compensation Committee considers the grant-date fair value of previously granted restricted stock awards, without assigning value to any appreciation or depreciation subsequent to the grant date of such prior awards.
Mr. Poole was awarded 53,500 shares of restricted stock in February 2017 for his performance during 2016. The aggregate grant date fair value of the February 2017 award was $1,029,875. This award reflects Mr. Poole’s leadership during 2016, which enabled us to achieve the majority of our operational and financial objectives. Mr. Poole’s performance during this time was vital to our Company’s success.
Mr. Lilly was awarded 45,000 shares of restricted stock in February 2017 for his performance during 2016. The aggregate grant date fair value of the February 2017 award was $866,250. This award reflects Mr. Lilly’s role in managing all financial aspects of our Company, and his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s restricted stock awards also reflect his continued service as our Chief Compliance Officer and Secretary.
Mr. Dombcik was awarded 39,000 shares of restricted stock in February 2017 for his performance during 2016. The aggregate grant date fair value of the February 2017 award was $750,750. This award reflects Mr. Dombcik's contributions as a senior investment originator as well as his lead role in managing all aspects of our investment portfolio, including our monitoring, valuation and restructuring activities.
Mr. Nordan was awarded 42,000 shares of restricted stock in February 2017 for his performance during 2016. The aggregate grant date fair value of the February 2017 award was $808,500. This award reflects Mr. Nordan's contributions as a senior investment originator as well as his lead role in leading our origination activities, from initial sourcing to the guidance of each investment through our internal investment process.
Mr. Vaughn was awarded 39,000 shares of restricted stock in February 2017 for his performance during 2016. The aggregate grant date fair value of the February 2017 award was $750,750. This award reflects Mr. Vaughn's contributions as a senior investment originator and his lead role in managing all administrative aspects of the Company, including recruiting, training, staffing, performance evaluation and other human resources-related initiatives.
The amount of restricted stock awarded to each of our executive officers is unrelated to the number of shares we may sell below net asset value.
Options
Since our IPO, our Board of Directors has not utilized options to purchase our common stock as a form of compensation to our NEOs and other employees. As such, we did not grant any stock options to our employees in 2016.
Our Board of Directors may, however, grant our employees options to purchase our common stock (including incentive stock options and non-qualified stock options). We expect that, if granted, options will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some later time after grant. Upon any stock option grant, its exercise price will not be changed absent specific SEC approval that we may do so. Some stock options granted by our Board of Directors may vest simply by the holder remaining with the Company for a period of time, and some may vest based on meeting certain performance goals. We anticipate that our options, if granted in the future, will be valued for financial reporting purposes using the Black Scholes valuation method, and charges to earnings will be taken over the relevant service period pursuant to FASB ASC Topic 718.
Other Compensation Matters
401(k) Plan
We maintain a 401(k) plan in which all full-time employees who are at least 21 years of age and have achieved 90 days of service are eligible to participate and receive certain employer contributions. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to $18,000 for the 2016 plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 prior to or during the plan year are eligible to defer up to an additional $6,000 for the 2016 plan year.
Deferred Compensation Plan
The Compensation Committee has adopted a nonqualified deferred compensation plan covering the Company’s executive officers and key employees. Any compensation deferred and the Company’s additional contributions, if any, will earn a return based on the returns on certain investments designated by the Compensation Committee. Participants will be 100% vested in any elective deferrals, and will vest in any Company contributions ratably over four years from the date of the relevant contribution.
Tax and Accounting Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, limits our deduction for U.S. federal income tax purposes to not more than $1 million of compensation paid to certain executive officers in a calendar year. Compensation above $1 million may be deducted if it is “performance-based compensation” as defined in the Code and the Treasury Regulations thereunder. To maintain flexibility in compensating our executive officers in a manner designed to promote our objectives, the Compensation Committee has not adopted a policy that requires all compensation to be deductible. However, the Compensation Committee evaluates the effects of the compensation limits of Section 162(m) of the Code on all compensation it proposes to grant, and the Compensation Committee intends to provide all executive compensation in a manner consistent with our best interests and those of our stockholders. In 2016, all compensation paid to our executive officers was deductible for U.S. federal income tax purposes.
In awarding restricted stock awards for performance in 2016, we accounted for share-based awards under the provisions of FASB ASC Topic 718. FASB ASC Topic 718 establishes accounting for stock-based awards exchanged for goods or services. Accordingly, stock-based compensation cost is measured at grant date, based on the fair value of the awards, and is recognized as an expense ratably over the requisite service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.
Conclusion
We believe that our compensation policies are designed to fairly compensate, retain and motivate our NEOs. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in the market in which we operate.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
All members of our Compensation Committee (Messrs. Dunwoody, Goldstein, Mulhern and Smith) are independent directors, and none of the members are present or past employees of the Company. No member of the Compensation Committee has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. In addition, no interlocking relationship, as defined by the rules adopted by the SEC, existed during the year ended December 31, 2016 between any member of our Board of Directors or the Compensation Committee and an executive officer of the Company.

COMPENSATION COMMITTEE REPORT
The Compensation Committee determines the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our executive officers. The Compensation Committee currently consists of Messrs. Dunwoody, Goldstein, Mulhern and Smith, all of whom are considered independent in accordance with NYSE listing standards, SEC rules and our Corporate Governance Guidelines, and are not “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act.
The Compensation Committee of our Board of Directors has reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this proxy statement and, based on its review and discussion, has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement to be filed with the SEC.
The Compensation Committee:
Sherwood H. Smith, Jr., Chair
W. McComb Dunwoody
Benjamin S. Goldstein
Mark F. Mulhern
The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent specifically incorporated by reference therein.

EXECUTIVE OFFICER COMPENSATION
2016 Summary Compensation
The following table sets forth certain summary information for the years 2016, 2015 and 2014 with respect to the compensation awarded to and earned by our NEOs.
Summary Compensation Table for 2016

Name	Principal Position	Year	Base Salary	Bonus	Restricted Stock Awards(1)	All Other Compensation(2)	Total
E. Ashton Poole	CEO	2016	$432,500	$535,000	$745,025	$115,829	$1,828,354
		2015	$407,500	$647,500	$980,100	$97,546	$2,132,646
		2014	$400,000	$700,000	$573,980	$79,826	$1,753,806
Steven C. Lilly	CFO	2016	$333,750	$485,000	$648,610	$117,084	$1,584,444
		2015	$325,000	$580,000	$871,200	$84,427	$1,860,627
		2014	$310,000	$625,000	$860,970	$104,573	$1,900,543
Jeffrey A. Dombcik	CCO(3)	2016	$294,375	$415,000	$508,370	$107,180	$1,324,925
		2015	$290,000	$512,000	$653,400	$78,890	$1,534,290
		2014	$282,500	$525,000	$756,610	$96,011	$1,660,121
Cary B. Nordan	COO(4)	2016	$294,375	$440,000	$604,785	$108,100	$1,447,260
		2015	$290,000	$555,000	$696,960	$78,992	$1,620,952
		2014	$282,500	$565,000	$808,790	$99,924	$1,756,214
Douglas A. Vaughn	CAO(5)	2016	$294,375	$440,000	$473,310	$107,367	$1,315,052
		2015	$290,000	$457,500	$609,840	$78,771	$1,436,111
		2014	$282,500	$475,000	$782,700	$96,195	$1,636,395
Garland S. Tucker, III	Former	2016	$358,289	$2,500,000	$823,910	$98,223	$3,780,422
	CEO(6)	2015	$432,500	$670,000	$1,132,560	$122,814	$2,357,874
		2014	$425,000	$725,000	$1,226,230	$154,627	$2,530,857
Brent P.W. Burgess	Former	2016	$295,625	$—	$648,610	$111,432	$1,055,667
	CIO(7)	2015	$367,500	$570,000	$827,640	$85,294	$1,850,434
		2014	$360,000	$575,000	$913,150	$110,537	$1,958,687

(1)
The amounts listed in this column reflect the grant date fair value of the restricted stock granted, in accordance with FASB ASC Topic 718, Compensation — Stock Compensation, based on the closing price of our common stock on the grant date. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by our NEOs upon the vesting of such grants. Assumptions used in the calculation of these amounts are set forth in Note 5 — “Equity Compensation Plans” to our consolidated audited financial statements for the fiscal year ended December 31, 2016 which are included in our Annual Report on Form 10-K which was filed with the SEC on February 22, 2017. These amounts do not represent the actual value that may be realized by the NEOs.

(2)
All Other Compensation includes the value of benefits in the form of 401(k) contributions, deferred compensation plan contributions and earnings on deferred compensation plan balances and life insurance premiums paid by the Company for the year. For Mr. Burgess, this amount also includes the amount of accrued but unused vacation that was paid upon his resignation and the amount of severance payments he received in 2016. See chart below for disclosure of the amounts of each of these items.

(3)	“CCO” stands for Chief Credit Officer.

(4)	“COO” stands for Chief Origination Officer.

(5)	“CAO” stands for Chief Administrative Officer.

(6)	In connection with Mr. Tucker's resignation as Chief Executive Officer of the Company on February 3, 2016, the Company's Board of Directors awarded him a $2.5 million cash bonus.

(7)	“CIO” stands for Chief Investment Officer.

All Other Compensation in the Summary Compensation Table for 2016 above consists of the following:

Name	Year	Company 401(k) Contribution	Company Deferred Comp. Plan Contribution	Deferred Compensation Plan Earnings	Company Paid Life Insurance Premiums	Accrued Unused Vacation	Severance Pay	Total All Other Compensation
E. Ashton Poole	2016	$35,000	$60,000	$19,464	$1,365	$—	$—	$115,829
	2015	$35,000	$60,000	$1,181	$1,365	$—	$—	$97,546
	2014	$34,500	$40,000	$3,961	$1,365	$—	$—	$79,826
Steven C. Lilly	2016	$35,000	$45,000	$36,146	$938	$—	$—	$117,084
	2015	$35,000	$45,000	$3,489	$938	$—	$—	$84,427
	2014	$34,500	$45,000	$24,135	$938	$—	$—	$104,573
Jeffrey A. Dombcik	2016	$35,000	$40,000	$31,295	$885	$—	$—	$107,180
	2015	$35,000	$40,000	$3,005	$885	$—	$—	$78,890
	2014	$34,500	$40,000	$20,626	$885	$—	$—	$96,011
Cary B. Nordan	2016	$35,000	$40,000	$32,220	$880	$—	$—	$108,100
	2015	$35,000	$40,000	$3,112	$880	$—	$—	$78,992
	2014	$34,500	$40,000	$24,544	$880	$—	$—	$99,924
Douglas A. Vaughn	2016	$35,000	$40,000	$31,641	$726	$—	$—	$107,367
	2015	$35,000	$40,000	$3,045	$726	$—	$—	$78,771
	2014	$34,500	$40,000	$20,969	$726	$—	$—	$96,195
Garland S. Tucker, III	2016	$35,000	$—	$57,847	$5,376	$—	$—	$98,223
	2015	$35,000	$75,000	$5,537	$7,277	$—	$—	$122,814
	2014	$34,500	$75,000	$37,850	$7,277	$—	$—	$154,627
Brent P.W. Burgess	2016	$7,950	$—	$41,660	$1,411	$17,308	$43,103	$111,432
	2015	$35,000	$45,000	$4,129	$1,165	$—	$—	$85,294
	2014	$34,500	$45,000	$29,872	$1,165	$—	$—	$110,537

2016 Grants of Plan-Based Awards
The following table summarizes grants of plan-based awards made to our NEOs in 2016.
Grants of Plan-Based Awards in 2016

Name	Grant Date	Stock Awards Number of Shares of Stock	Grant Date Fair Value of Stock
E. Ashton Poole(1)	February 3, 2016	42,500	$745,025
Steven C. Lilly(1)	February 3, 2016	37,000	$648,610
Jeffrey A. Dombcik(1)	February 3, 2016	29,000	$508,370
Cary B. Nordan(1)	February 3, 2016	34,500	$604,785
Douglas A. Vaughn(1)	February 3, 2016	27,000	$473,310
Garland S. Tucker, III(2)	February 3, 2016	47,000	$823,910
Brent P.W. Burgess(3)	February 3, 2016	37,000	$648,610

(1)	Consists of restricted stock which vests over four years from the date of grant. The shares of restricted stock are expected to vest ratably in February of each year, beginning in February of 2017.

(2)	Consists of restricted stock that vested on February 4, 2016 in connection with Mr. Tucker's retirement from his officer positions with the Company.

(3)	Consists of restricted stock that vested on October 25, 2016 in connection with Mr. Burgess' resignation from the Company.
Compensation Mix
As discussed in more detail in the section of this Proxy Statement entitled “Compensation Discussion and Analysis” above, in 2016, the Company’s compensation program was comprised primarily of the following three elements: (i) base salary, (ii) annual cash bonus and (iii) long-term equity compensation. Although it does not allocate a fixed percentage of the NEO compensation packages to each of these elements, the Compensation Committee does seek to achieve an appropriate balance among these elements to incentivize our NEOs to focus on financial and operating results in the near term and the creation of stockholder value over the long-term.
In 2016, salaries comprised 23.7%, 21.1%, 22.2%, 20.3%, 22.4%, 9.5% and 28.0% of total compensation for Messrs. Poole, Lilly, Dombcik, Nordan, Vaughn, Tucker and Burgess, respectively. The annual base salary of each NEO is to be determined annually at the discretion of the Compensation Committee. Moreover, in 2016, annual cash bonuses comprised 29.3%, 30.6%, 31.3%, 30.4%, 33.5% and 66.1% of total compensation for Messrs. Poole, Lilly, Dombcik, Nordan, Vaughn and Tucker, respectively. Mr. Burgess did not receive an annual cash bonus for 2016.
Equity Incentive Plan
The restricted stock awards granted to our NEOs during 2016 that appear in the tables above and below were granted pursuant to the Equity Incentive Plan. On March 18, 2008 we received an exemptive order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors pursuant to the terms of the Equity Incentive Plan and as otherwise set forth in the exemptive order. In 2008, our Board of Directors approved, and the stockholders voted to approve, the Equity Incentive Plan. The Equity Incentive Plan originally reserved up to 900,000 shares for issuance and in 2012 our Board of Directors and stockholders voted to approve an increase in shares of common stock available for issuance under the Equity Incentive Plan by 1,500,000 shares. Thus, the equity Incentive Plan currently reserves up to 2,400,000 shares of our common stock for issuance. As of December 31, 2016, there were 917,641 shares available for issuance under the Equity Incentive Plan.
Participants in the Equity Incentive Plan who are employees may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board of Directors. The basis of such participation is to provide incentives to our employees in order to attract and retain the services of qualified professionals.

The Equity Incentive Plan includes provisions allowing the issuance of restricted stock to all key employees consistent with such terms and conditions as the Board of Directors shall deem appropriate, subject to the limitations set forth in the plan. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. With respect to awards issued to our employees, the Board of Directors will determine the time or times at which such shares of restricted stock will vest or the terms on which such shares will vest. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution. The Equity Incentive Plan also allows us to issue options to our key employees in the future should our Board of Directors choose to do so.
Our Board of Directors has delegated administration of the Equity Incentive Plan to our Compensation Committee, currently comprised solely of four (4) independent directors who are independent pursuant to the listing requirements of the NYSE. Our Board of Directors may abolish the Compensation Committee at any time and revest in our Board of Directors the administration of the Equity Incentive Plan. Our Board of Directors administers the Equity Incentive Plan in a manner that is consistent with the applicable requirements of the NYSE and the exemptive order.
On February 3, 2016, the Board of Directors, upon recommendation of our Compensation Committee, approved grants of restricted stock awards to Messrs. Poole, Lilly, Dombcik, Nordan, Vaughn, Tucker, and Burgess as set forth above. All of these restricted shares of stock were valued at $17.53, the closing price of our common stock on the NYSE on February 3, 2016, the grant date. The restricted share awards granted to Messrs. Poole, Lilly, Dombcik, Nordan and Vaughn vest ratably over four years from the grant date. The restricted share awards granted to Mr. Tucker on February 3, 2016 became fully vested on February 4, 2016 in connection with his retirement from his officer positions with the Company. In addition, the restricted share awards granted to Mr. Burgess on February 3, 2016 became fully vested on October 25, 2016 in connection with his resignation from the Company.
None of these shares of restricted stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of prior to the their vesting date, and, except as otherwise determined by our Board of Directors at or after the grant of each executive officer’s award of restricted stock, any of the shares which have not fully vested will be forfeited, and all rights of the executive officer to such shares shall terminate, without further obligation on the part of the Company, unless the executive officer remains employed with us for the entire vesting period relating to the restricted stock.

2016 Outstanding Equity Awards at Fiscal Year End
The following table summarizes the number of outstanding equity awards held by each of our NEOs as of December 31, 2016.
2016 Outstanding Equity Awards at Fiscal Year End

Name	Number of Shares of Stock That Have Not Vested(1)		Market Value of Shares of Stock That Have Not Vested(2)
E. Ashton Poole	107,658	(3)	$1,974,448
Steven C. Lilly	92,070	(4)	$1,688,564
Jeffrey A. Dombcik	73,313	(5)	$1,344,560
Cary B. Nordan	81,313	(6)	$1,491,280
Douglas A. Vaughn	70,313	(7)	$1,289,540
Garland S. Tucker, III	—		$—
Brent P. W. Burgess	—		$—

(1)	No restricted stock awards reflected in this column have been transferred.

(2)	The values of the unvested common stock listed are based on a $18.34 closing price of our common stock as reported on the NYSE on December 31, 2016.

(3)
11,000 of the shares will vest ratably on February 4 of each year until February 4, 2018, 33,750 of the shares will vest ratably on February 4 of each year until February 4, 2019, 42,500 of the shares will vest ratably on February 4 of each year until February 4, 2020 and 20,408 of the shares will vest ratably on August 29 of each year until August 29, 2018, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(4)
8,570 of the shares will vest ratably on February 4 of each year until February 4, 2017, 16,500 of the shares will vest ratably on February 4 of each year until February 4, 2018, 30,000 of the shares will vest ratably on February 4 of each year until February 4, 2019 and 37,000 of the shares will vest ratably on February 4 of each year until February 4, 2020, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(5)
7,313 of the shares will vest ratably on February 4 of each year until February 4, 2017, 14,500 of the shares will vest ratably on February 4 of each year until February 4, 2018, 22,500 of the shares will vest ratably on February 4 of each year until February 4, 2019 and 29,000 of the shares will vest ratably on February 4 of each year until February 4, 2020, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(6)
7,313 of the shares will vest ratably on February 4 of each year until February 4, 2017, 15,500 of the shares will vest ratably on February 4 of each year until February 4, 2018, 24,000 of the shares will vest ratably on February 4 of each year until February 4, 2019 and 34,500 of the shares will vest ratably on February 4 of each year until February 4, 2020, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(7)
7,313 of the shares will vest ratably on February 4 of each year until February 4, 2017, 15,000 of the shares will vest ratably on February 4 of each year until February 4, 2018, 21,000 of the shares will vest ratably on February 4 of each year until February 4, 2019 and 27,000 of the shares will vest ratably on February 4 of each year until February 4, 2020, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

2016 Option Exercises and Stock Vested
The following table summarizes the number of shares of common stock and the value of those shares that vested in 2016 that were awarded to our NEOs.
2016 Option Exercises and Stock Vested

Name	Number of Shares Acquired on Vesting(1)		Value Realized on Vesting
E. Ashton Poole	26,954	(2)	$508,341	(3)
Steven C. Lilly	34,319		$621,517	(4)
Jeffrey A. Dombcik	28,773		$521,079	(4)
Cary B. Nordan	31,089		$563,022	(4)
Douglas A. Vaughn	28,523		$516,552	(4)
Garland S. Tucker, III	169,658		$3,072,506	(4)
Brent P.W. Burgess	131,752	(5)	$2,515,693	(6)

(1)
Number of Shares Acquired upon Vesting is calculated prior to the withholding of vesting shares by the Company to satisfy tax withholding obligations. Each of our NEOs elected to satisfy his tax withholding obligations by having the Company withhold a portion of his vesting shares.

(2)	16,750 of these shares vested on February 4, 2016 and 10,204 of these shares vested on August 29, 2016.

(3)
Values realized are based on the closing market price of our common stock of $18.11, as reported on the NYSE on February 4, 2016 and on the closing market price of our common stock of $20.09, as reported on the NYSE on August 29, 2016.

(4)	Based on the closing market price of our common stock of $18.11, as reported on the NYSE on February 4, 2016.

(5)	38,468 of these shares vested on February 4, 2016 and 93,284 of these shares vested on October 25, 2016.

(6)
Values realized are based on the closing market price of our common stock of $18.11, as reported on the NYSE on February 4, 2016 and on the closing market price of our common stock of $19.50, as reported on the NYSE on October 25, 2016.

Nonqualified Deferred Compensation for 2016
The following table sets forth information concerning compensation earned by our NEO’s for 2016 under the Company’s Executive Deferred Compensation Plan.

Name	Executive Contributions in 2016 ($)	Registrant Contributions in 2016 ($)(1)	Aggregate Earnings in 2016 ($)(2)	Aggregate Withdrawals/ Distributions in 2016 ($)	Aggregate Balance at 12/31/2016 ($)(3)
E. Ashton Poole	—	$60,000	$19,464	—	$144,606
Steven C. Lilly	—	$45,000	$36,146	—	$310,213
Jeffrey A. Dombcik	—	$40,000	$31,295	—	$267,930
Cary B. Nordan	—	$40,000	$32,220	—	$276,593
Douglas A. Vaughn	—	$40,000	$31,641	—	$271,165
Garland S. Tucker, III	—	$75,000	$57,847	—	$494,582
Brent P.W. Burgess	—	$45,000	$41,660	—	$361,845

(1)
Represents amounts earned for 2015 and contributed to the Executive Deferred Compensation Plan in 2016. All of the amounts shown in this column are also reported in the 2015 line in the “All Other Compensation” column of the Summary Compensation Table.

(2)
Represents earnings on Executive Deferred Compensation Plan balances during 2016. All of the amounts shown in this column are also reported in the “All Other Compensation” column of the Summary Compensation Table for 2016.

(3)	All amounts were included in amounts reported in the “All Other Compensation” column of the Summary Compensation Table in 2016 or a prior year.
During the first quarter of 2012, the Compensation Committee of the Board of Directors approved the Company’s adoption of a non-qualified deferred compensation plan for certain senior executive officers and key employees, including the NEOs (the “Executive Deferred Compensation Plan”). The Executive Deferred Compensation Plan is an unfunded plan maintained for the purpose of providing participating executives with additional deferred compensation. Pursuant to the Executive Deferred Compensation Plan, the Company will contribute certain amounts for the benefit of the participating executives from time to time. In the future, the Company may allow participating executives to elect to contribute on a pre-tax basis up to 50% of their base salary and up to 100% of their cash bonus. The Company may elect to match a portion of such contributions. Contributions to the Executive Deferred Compensation Plan will earn a fixed rate of return. This rate of return is currently determined to equal the rate of return of a hypothetical investment in a mutual fund providing a return equal to the S&P Total Return Index. Participants will be 100% vested in any elective deferrals, and will vest in any Company contributions ratably over four years from the date of the relevant contribution. Distributions to participants are generally payable upon termination of employment.
Potential Payments upon Termination or Change in Control
This section describes and quantifies the estimated compensation payments and benefits that would be paid to our NEOs upon the occurrence of each of the following triggering events:

•	termination upon death or disability (as defined in the Equity Incentive Plan); or

•	occurrence of a change in control in the Company (as defined in the Equity Incentive Plan).
Effective February 2009, as a result of the determination by our Compensation Committee that it would be in the best interests of the Company and our stockholders for the Company to operate without employment agreements, none of our employees is party to an employment agreement with the Company. The information below describes any payments or other benefits to which our NEOs would be entitled, without employment agreements, following a termination of employment and/or upon a change in control of the Company. Our NEOs are “at will” employees and, except as otherwise described below, they are only entitled to payment of accrued salary and vacation time, on the same terms as provided to our other employees, upon any resignation, retirement or termination of employment, with or without cause. Except as otherwise noted below, the calculations below do not include any estimated payments for those benefits that we generally make available on the same terms to our full-time, non-executive employees.
The estimated payments below are calculated based on compensation arrangements in effect as of December 31, 2016 and assume that the triggering event occurred on such date. The estimated benefit amounts are based on a common stock price of $18.34, which was the closing price per share of our common stock on the NYSE on December 31, 2016 and these amounts could be paid lump sum by us should the triggering event occur below. Our estimates of potential benefits are further based on the additional assumptions specifically set forth in the table below, if any. Although these calculations are intended to provide reasonable estimates of potential compensation benefits, the estimated benefit amounts may differ from the actual amount that any individual would receive upon termination or the costs to Triangle associated with continuing certain benefits following termination of employment.
Stock Awards

	Termination For Cause		Termination from Death, from Disability or Occurrence of Change in Control
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
E. Ashton Poole	—	—	107,658	$1,974,448
Steven C. Lilly	—	—	92,070	$1,688,564
Jeffrey A. Dombcik	—	—	73,313	$1,344,560
Cary B. Nordan	—	—	81,313	$1,491,280
Douglas A. Vaughn	—	—	70,313	$1,289,540
Garland S. Tucker, III	—	—	—	$—
Brent P.W. Burgess	—	—	—	$—

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock as of February 23, 2017, the record date, by each of our executive officers and independent directors and all of our directors and executive officers as a group. As of February 23, 2017, we are not aware of any 5% beneficial owners of our common stock.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that is currently exercisable or exercisable within 60 days of February 23, 2017. Percentage of beneficial ownership is based on 40,640,838 shares of common stock outstanding as of February 23, 2017. The business address of each person below is 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Class(2)	Dollar Range of Equity Securities Beneficially Owned(3)(4)
Executive Officers and Interested Directors
E. Ashton Poole	210,334	(5)	*	over $100,000
Steven C. Lilly	275,283	(6)	*	over $100,000
Jeffrey A. Dombcik	159,132	(7)	*	over $100,000
Cary B. Nordan	185,666	(8)	*	over $100,000
Douglas A. Vaughn	184,982	(9)	*	over $100,000
Garland S. Tucker, III	217,917	(10)	*	over $100,000
Independent Directors
W. McComb Dunwoody	155,564	(11)	*	over $100,000
Mark M. Gambill	24,687	(11)	*	over $100,000
Benjamin S. Goldstein	52,408	(11)	*	over $100,000
Mark F. Mulhern	2,500		*	$50,000 - $100,000
Simon B. Rich, Jr.	93,253	(12)	*	over $100,000
Sherwood H. Smith, Jr.	122,820	(13)	*	over $100,000
All directors and executive officers as a group	1,684,546		4.1%	over $100,000

* Less than 1.0%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)	Based on a total of 40,640,838 shares issued and outstanding as of February 23, 2017.

(3)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(4)	The dollar range of equity securities beneficially owned is based on a stock price of $20.13 per share as of February 23, 2017.

(5)	Includes 133,783 shares of unvested restricted stock and 3,602 shares held by Mr. Poole's wife.

(6)	Includes 101,000 shares of unvested restricted stock.

(7)	Includes 83,000 shares of unvested restricted stock.

(8)	Includes 91,625 shares of unvested restricted stock.

(9)	Includes 80,750 shares of unvested restricted stock and 28,744 shares held by Mr. Vaughn's wife.

(10)	Includes 69,237 shares held by Mr. Tucker’s wife.

(11)	Includes 2,721 shares of unvested restricted stock.

(12)	Includes 2,721 shares of unvested restricted stock and 5,590 shares held by Mr. Rich’s wife.

(13)	Includes 2,721 shares of unvested restricted stock and 36,660 shares held by Mr. Smith’s wife.

In addition, our Board of Directors maintains requirements with respect to equity ownership by our CEO, our named executive officers, and our independent directors. As a result, our CEO must own fully vested shares of our common stock equal to a minimum of five times the amount of his annual base salary, our named executive officers must own fully vested shares of our common stock equal to a minimum of four times the amount of their annual base salaries and our independent directors must own fully vested shares of our common stock equal to a minimum of two times their annual retainer fees (including both cash and equity components). Our CEO, our named executive officers, and our independent directors are required to achieve these share ownership requirements after five years of service.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, the NYSE and to us. Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal year 2016, all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions Policy and Procedure
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain related persons of the Company whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek board review and approval or, when required, exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis. Our Audit Committee reviews and approves any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).
In addition, the Company’s code of business conduct and ethics, which has been approved by the Board of Directors and acknowledged in writing by all employees, requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of business conduct and ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer.
The Nominating and Corporate Governance Committee is charged with monitoring and making recommendations to the Board of Directors regarding policies and practices relating to corporate governance. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board of Directors.
Certain Transactions With or Involving Related Persons
Other than as described below, during 2016, we did not enter into any transactions with related persons that would be required to be disclosed under this caption pursuant to Item 404(a) of Regulation S-K. For additional information regarding the amount of common stock owned by members of management, see “Security Ownership of Certain Beneficial Owners and Management.”
Garland S. Tucker, III, an interested director of the Company, is the father-in-law of Douglas A. Vaughn, a Senior Managing Director and the Chief Administrative Officer of the Company. Information with respect to Mr. Tucker’s and Mr. Vaughn's compensation is detailed under "Executive Officer Compensation" in this Proxy Statement.

AUDIT COMMITTEE REPORT
The Audit Committee of our Board of Directors operates under a written charter adopted by the Board of Directors, which is available on our website at http://ir.tcap.com. The Audit Committee is currently comprised of Messrs. Goldstein, Mulhern, Rich and Smith.
The Audit Committee assists the Board of Directors in its oversight of the Company’s financial reporting process and implementation and maintenance of effective controls to prevent, deter and detect fraud by management. In addition, the Audit Committee is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm. Each of the members of the Audit Committee qualifies as an “independent” director in accordance with NYSE listing standards, SEC rules and our Corporate Governance Guidelines.
In overseeing the preparation of the Company’s financial statements, the Audit Committee met with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, to review and discuss the financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and Ernst & Young LLP.
The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditor. The Audit Committee regularly meets in separate, private executive sessions with certain members of senior management and Ernst & Young LLP. The Audit Committee has discussed with Ernst & Young LLP the matters an independent auditor is required to discuss with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board, or PCAOB. The Audit Committee has received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such services, by Ernst & Young LLP are compatible with Ernst & Young LLP maintaining its independence from the Company.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The Audit Committee has selected, and the Board of Directors has approved, the appointment of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2017.

The Audit Committee

Benjamin S. Goldstein, Chair
Mark F. Mulhern
Simon B. Rich, Jr.
Sherwood H. Smith, Jr.

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Securities Act and/or Exchange Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Ernst & Young LLP also will serve as the independent registered public accounting firm for all of our wholly-owned subsidiaries. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer appropriate questions.
Independent Registered Public Accounting Firm’s Fees
We have paid or expect to pay the following fees to Ernst & Young LLP for work performed in 2015 and 2016 or attributable to the audit of our 2015 and 2016 financial statements:

	Fiscal Year Ended December 31, 2015		Fiscal Year Ended December 31, 2016
Audit Fees	$692,327	(1)	$720,869	(2)
Audit Related Fees	—		—
Tax Fees	98,000		93,000
Other Fees	—		—
TOTAL FEES	$790,327		$813,869

(1)	Includes fees of $95,176 related to (i) our public offering of notes in February 2015, and (ii) the amendment to our universal shelf registration statement on Form N-2 which became effective in 2015.

(2)	Includes fees of $80,869 related to our public offering of common stock which closed in 2016.
Audit Fees.    Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Audit Related Fees.     Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.
Tax Fees.     Tax fees include corporate and subsidiary compliance and consulting.
All Other Fees.     Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.
Pre-Approval Policies and Procedures
The Audit Committee has established, and our Board of Directors has approved, a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such service does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management. During 2015 and 2016, 100% of our audit fees, audit-related fees, tax fees and fees for other services provided by our independent registered public accounting firm were pre-approved by our Audit Committee.

PROPOSAL NO. 2
APPROVAL TO SELL SHARES OF COMMON STOCK OR WARRANTS, OPTIONS OR RIGHTS TO
ACQUIRE COMMON STOCK BELOW NET ASSET VALUE (BOOK VALUE)
The Company is a closed-end investment company that has elected to be treated as a BDC under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock or warrants, options or rights to acquire its common stock at a price below the current net asset value (i.e., book value) per share of such stock, with certain exceptions. One such exception would permit the Company to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value per share if its stockholders approve such a sale and the Company’s directors make certain determinations. Pursuant to this provision, the Company is seeking the approval of its common stockholders so that it may, in one or more public or private offerings of its common stock or warrants, options or rights to acquire its common stock, sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below its then current net asset value per share, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the earlier of the anniversary of the date of this Annual Meeting or the date of the Company’s 2018 Annual Meeting of Stockholders, which is expected to be held in May 2018.
Generally, equity securities sold in public securities offerings are priced based on public market prices quoted on exchanges such as NYSE, rather than net asset value, or book value, per share. Since the Company’s IPO, at times the Company’s common stock has traded above its net asset value per share, and at times the Company’s common stock has traded below its net asset value per share. At each of the Company’s Annual Meetings of Stockholders from 2008 to 2016, the Company requested and received approval from its stockholders to sell its stock at a price per share below net asset value under certain circumstances. As in prior years, the Company is seeking the approval of a majority of its common stockholders of record to offer and sell shares of its common stock or warrants, options or rights to acquire its common stock at prices that, net of underwriting discount or commissions, may be less than net asset value so as to permit the flexibility in pricing that market conditions may require. Of the Company’s eight follow-on equity offerings completed since its IPO, only two were priced below the then current net asset value per share (both during 2009).
Reasons to Offer Common Stock or Warrants, Options or Rights to Acquire Common Stock Below Net Asset Value

Market Conditions Have Created, and May in the Future Create, Attractive Investment and Acquisition Opportunities
 From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. As a result of the disruption and volatility in the credit markets during this time, the Company saw a reduction in capital available to certain specialty finance companies and other capital providers, causing a reduction in competition. These conditions also coincided with lower stock prices for BDCs, with BDCs trading below net asset value. The Company believes that favorable investment opportunities to invest at attractive risk-adjusted returns, including opportunities to make acquisitions of other companies or investment portfolios at attractive values, may be created during these periods of disruption and volatility.
While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. For example, BDCs as an industry have been trading below net asset value as a result of such stock market volatility. Since the Company’s IPO in 2007, the Company’s common stock has traded both at a premium and at a discount in relation to its net asset value, which is the equivalent of

“book value,” rather than market or publicly-traded value. The possibility that shares of our common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long-term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether any shares of our common stock issued in the future will trade at, above, or below net asset value.
There can be no assurance that these adverse market conditions will not continue or worsen in the future. If adverse market conditions continue or increase in severity and duration, the Company and other companies in the financial services sector may not have access to sufficient debt and equity capital in order to take advantage of attractive investment opportunities, including opportunities to make acquisitions of other companies or investment portfolios, that are created during these periods. In addition, the debt capital that will be available, if any, may be at a higher cost and on less favorable terms and conditions in the future. Stockholder approval of the proposal to sell shares of its common stock or warrants, options or rights to acquire its common stock  at a price below the Company’s then current net asset value per share, subject to the conditions set forth in this proposal, would provide the Company with the flexibility to invest in such attractive investment opportunities, which typically need to be made expeditiously.
Trading History
The following table, reflecting the public trading history of our common stock since January 1, 2014, lists the high and low sales prices for our common stock, and the sales prices as percentages of net asset values. On February 23, 2017, the record date, the last reported closing sale price of our common stock on the NYSE was $20.13. Net asset value per share in the table below is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

	Net Asset Value	Sales Price		Premium (Discount) of High Sales Price to Net Asset Value	Premium (Discount) of Low Sales Price to Net Asset Value
		High	Low
Year ended December 31, 2014
First Quarter	$15.72	$29.39	$25.75	87.0%	63.8%
Second Quarter	$15.95	$28.58	$24.68	79.2%	54.7%
Third Quarter	$16.64	$28.67	$25.21	72.3%	51.5%
Fourth Quarter	$16.11	$25.79	$18.18	60.1%	12.8%
Year ended December 31, 2015
First Quarter	$15.64	$24.95	$19.95	59.5%	27.6%
Second Quarter	$15.47	$24.71	$21.53	59.7%	39.2%
Third Quarter	$15.48	$23.70	$15.41	53.1%	(0.5)%
Fourth Quarter	$15.23	$23.19	$16.48	52.3%	8.2%
Year ended December 31, 2016
First Quarter	$15.02	$20.85	$14.91	38.8%	(0.7)%
Second Quarter	$14.82	$21.35	$16.00	44.1%	8.0%
Third Quarter	$15.33	$20.60	$18.56	34.4%	21.1%
Fourth Quarter	$15.13	$19.95	$16.40	31.9%	8.4%
Year ending December 31, 2017
First Quarter (through February 23, 2017)	*	$20.35	$18.31	*	*
* Net asset value has not yet been calculated for this period.
Greater Investment Opportunities Due to Larger Capital Resources
The additional capital raised through an offering of the Company’s common stock may help the Company generate additional deal flow. With more capital to make investments, the Company could be a more meaningful capital provider and such additional capital would allow it to compete more effectively for high quality investment opportunities. Such investment opportunities may be funded with proceeds of an offering of shares of the Company’s common stock or warrants, options or rights to acquire its common stock.

Status as a BDC and RIC and Maintaining a Favorable Debt to Equity Ratio
As a BDC and a regulated investment company, or RIC, for tax purposes, the Company is dependent on its ability to raise capital through the issuance of its common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from retaining any meaningful amount of earnings to support operations, which may include making new investments (including investments into existing portfolio companies). Further, BDCs must meet a debt to equity ratio of less than approximately 1:1 in order to incur debt or issue senior securities, which requires the Company to finance its investments with at least as much equity as debt and senior securities in the aggregate. Therefore, to continue to build the Company’s investment portfolio, the Company endeavors to maintain consistent access to capital through the public and private debt markets and the public equity markets enabling it to take advantage of investment opportunities as they arise.
Exceeding the approximate 1:1 debt to equity ratio could have severe negative consequences for a BDC, including the inability to pay dividends, breach of debt covenants and failure to qualify for tax treatment as a RIC. Although the Company does not currently expect that it will exceed this approximate 1:1 debt to equity ratio, the markets it operates in and the general economy may be volatile and uncertain. Even though the underlying performance of a particular portfolio company may not indicate an impairment or its inability to repay all principal and interest in full, volatility in the capital markets may negatively impact the valuations of investments and create unrealized losses on certain investments. Any such write-downs in value, as well as unrealized losses based on the underlying performance of the Company’s portfolio companies, if any, will negatively impact stockholders’ equity and the resulting debt to equity ratio. Issuing additional equity would allow the Company to realign its debt to equity ratio and avoid these negative consequences. In addition to meeting legal requirements applicable to BDCs, having a more favorable debt to equity ratio would also generally strengthen the Company’s balance sheet and give it more flexibility to fully execute its business strategy.
Summary
Our Board of Directors believes that having the flexibility to issue shares of the Company’s common stock or warrants, options or rights to acquire its common stock  at a price below the Company’s then current net asset value per share in certain instances is in the best interests of the Company and its stockholders. This would, among other things, provide access to capital markets to pursue attractive investment and acquisition opportunities during periods of volatility, improve capital resources to enable the Company to compete more effectively for high quality investment opportunities and add financial flexibility to comply with regulatory requirements and any applicable debt facility covenants, including the approximate 1:1 debt to equity ratio. It could also minimize the likelihood that the Company would be required to sell assets that the Company would not otherwise sell, which sales could occur at times and at prices that are disadvantageous to the Company.
While the Company has no immediate plans to issue any shares of its common stock or warrants, options or rights to acquire its common stock at a price below the Company’s then current net asset value per share, it is seeking stockholder approval now in order to provide flexibility if it desires in the future to issue shares of its common stock or warrants, options or rights to acquire its common stock  at a price below the Company’s then current net asset value per share, which typically must be undertaken quickly. The final terms of any such sale will be determined by our Board of Directors at the time of issuance and the shares of common stock or warrants, options or rights to acquire common stock will not include preemptive rights. Also, because the Company has no immediate plans to issue any shares of its common stock or warrants, options or rights to acquire its common stock at a price below the Company’s then current net asset value per share, it is not possible to describe the transaction or transactions in which such shares of common stock or warrants, options or rights to acquire common stock would be issued. Instead, any transaction in which the Company issues such shares of common stock or warrants, options or rights to acquire common stock, including the nature and amount of consideration that would be received by the Company at the time of issuance and the use of any such consideration, will be reviewed and approved by our Board of Directors at the time of issuance. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such issuance in accordance with the terms of this proposal. If approved, the authorization would be effective for securities issued during a period expiring on the earlier of the anniversary of the date of this

Annual Meeting or the date of the Company’s 2018 Annual Meeting of Stockholders, which is expected to be held in May 2018.
Conditions to Sales Below Net Asset Value
If this proposal is approved, the Company will only sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below net asset value per share if the following conditions are met:

•
a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company have determined that any such sale would be in the best interests of the Company and its stockholders; and

•
a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

As a stockholder, you should also be aware that no conflict of interest exists as to any entity affiliated with the Company such that any such entity would receive fees as a direct result of assets under management increasing from any sale of the Company’s common stock or warrants, options or rights to acquire its common stock at a price per share below net asset value. As an internally managed BDC, we do not pay asset management fees to third party investment advisors.
Finally, in determining whether or not to sell additional shares of the Company’s common stock or warrants, options or rights to acquire its common stock at a price below the net asset value per share, the Board of Directors will be obligated to act in the best interests of the Company and its stockholders.
Key Stockholder Considerations
Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the dilutive effect of the issuance of shares of the Company’s common stock or warrants, options or rights to acquire its common stock at less than net asset value per share on the net asset value per outstanding share of common stock. Any sale of common stock or warrants, options or rights to acquire common stock at a price below net asset value would result in an immediate dilution to existing common stockholders. Since under this proposal shares of the Company’s common stock or warrants, options or rights to acquire its common stock could be issued at a price that is substantially below the net asset value per share, the dilution could be substantial. This dilution would include reduction in the net asset value per share as a result of the issuance of shares or warrants, options or rights to acquire common stock at a price below the net asset value per share and a proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. If this Proposal No. 2 is approved, the Board of Directors of the Company may, consistent with its fiduciary duties, approve the sale of the Company’s common stock or warrants, options or rights to acquire its common stock at any discount to its then-current net asset value per share; however, the Board of Directors will consider the potential dilutive effect of the issuance of shares of common stock or warrants, options or rights to acquire common stock at a price below the net asset value per share when considering whether to authorize any such issuance and will act in the best interests of the Company and its stockholders in doing so.
The 1940 Act establishes a connection between common share sale price and net asset value because, when shares of common stock or warrants, options or rights to acquire common stock are sold at a sale price below net asset value per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted. For an illustration of the potential dilutive effect of an offering of our common stock at a price below net asset value, please see the table below under the heading “Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value.”
Finally, any sale of substantial amounts of our common stock or other securities in the open market may adversely affect the market price of our common stock and may adversely affect our ability to obtain future financing in the capital markets. In addition, future sales of our common stock to the public may create a potential market overhang, which is the existence of a large block of shares readily available for sale that could lead the market to discount the value of shares held by other investors. In the event we were to continue to sell our common stock at prices below net value for sustained periods of time, such offerings may result in sustained discounts in the marketplace.
Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value
The table on the following page illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value), (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value) and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from net asset value). Because we are not limited as to the amount of discount from net asset value at which we can offer shares, the fourth example on the following table (an offering at a price of $0.01 per share) is included, however, the Company will not offer shares at a 100% discount to net asset value. “NAV” in the table below stands for “net asset value.”

Dilutive Effect of the Issuance of Shares by Company XYZ Below Net Asset Value

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$8.00	(19.98)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$80,020	(19.98)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(19,980)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(19.98)%
The Board of Directors recommends a vote “FOR” the proposal to authorize the Company to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value (i.e., book value) per share.
Required Vote. Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company. For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such company, whichever is the less. Abstentions and broker non-votes will have the effect of votes cast against this proposal.

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory basis, the compensation of our NEOs as set forth in this Proxy Statement. Specifically, this Proposal No. 3, commonly known as a “Say-On-Pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any particular form of compensation but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. More detailed discussion regarding the compensation of our NEOs is provided under the captions “Compensation Discussion and Analysis” and “Executive Compensation” above.
Our compensation program is designed to (i) enable us to attract and retain the best talent in the financial industries in which we compete; (ii) align our executive compensation packages with the Company’s performance; and (iii) use long-term equity awards to align employee and stockholder interests. In furtherance of these objectives, the Compensation Committee regularly evaluates the compensation of our NEOs and determines the appropriate amounts and the constituent elements of their compensation packages.
We are asking our stockholders to indicate their support for the compensation of our NEOs as set forth in this Proxy Statement. Accordingly, we recommend our stockholders vote “FOR” the following advisory resolution at the Annual Meeting:
“RESOLVED, that the stockholders of Triangle Capital Corporation approve, on an advisory basis, the compensation of Triangle Capital Corporation’s named executive officers, as disclosed in Triangle Capital Corporation's Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, executive compensation tables and narrative discussion.”
The vote for this Proposal No. 3 is advisory, and is therefore not binding upon the Compensation Committee, our Board of Directors or the Company. Our Compensation Committee and our Board of Directors value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our NEOs as disclosed in this Proxy Statement, we will carefully consider our stockholders’ concerns, and the Compensation Committee and our Board of Directors will evaluate whether any actions are necessary to address such concerns.
Required Vote. The approval of this advisory resolution requires the affirmative vote of a majority of all votes cast at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes will not be included in determining the number of votes cast and will not have any effect on the result of the vote on this item.
The Board of Directors Recommends a Vote “FOR” approving an advisory (non-binding) vote for the compensation of our named executive officers.

PROPOSAL NO. 4
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our NEOs, as disclosed pursuant to Item 402 of Regulation S-K, such as Proposal No. 3 (advisory (non-binding) vote on executive compensation). By voting, stockholders may indicate whether they would prefer that we conduct an advisory "Say-on-Pay" vote every “ONE YEAR,” “TWO YEARS” or “THREE YEARS.” Stockholders also may, if they wish, abstain from casting a vote on this proposal.
After careful consideration, our Board of Directors has determined that an advisory vote on executive compensation that occurs every “THREE YEARS” is the most appropriate alternative for the Company, and, therefore, our Board of Directors recommends that you vote for a frequency of “THREE YEARS” for the advisory vote on executive compensation.
The Board believes that a triennial vote complements our goal to create a compensation program that enhances long-term shareholder value. As described in the section titled “Compensation Discussion and Analysis,” our executive compensation program is designed to motivate executives to achieve both annual and long-term corporate goals that we believe enhance shareholder value. To help facilitate the creation of long-term, sustainable shareholder value, certain of our compensation awards, such as restricted stock, generally vest over a multi-year service period. A triennial vote will provide shareholders the ability to evaluate our compensation program over a time period similar to the periods associated with our compensation awards, allowing them to compare the Company’s compensation program to the long-term performance of the Company.
You may cast your vote on your preferred voting frequency by choosing the option of “ONE YEAR,” “TWO YEARS” or “THREE YEARS,” or abstain from voting when you vote in response to the resolution set forth below:
“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be deemed the preferred frequency selected by stockholders, on an advisory basis, with which Triangle Capital Corporation is to conduct an advisory vote to approve the compensation of Triangle Capital Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, executive compensation tables and narrative discussion, as set forth in Triangle Capital Corporation’s annual proxy statements.”
The vote for this Proposal No. 4 is advisory and is therefore not binding upon the Compensation Committee, our Board of Directors or the Company. Accordingly, although we value the opinions of our stockholders and carefully consider their concerns, the Compensation Committee and our Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option that is approved by our stockholders.
Required Vote. The period receiving the greatest number of votes as set forth in this proposal will be the frequency of the advisory vote on the compensation of our named executive officers that has been approved by our stockholders on an advisory basis. Even though your vote is advisory and therefore will not be binding on us, our Board of Directors will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation. Abstentions and broker non-votes will not be included in determining the number of votes cast and will not have any effect on the result of the vote on this item.
The Board of Directors recommends that you vote “THREE YEARS” with respect to the frequency of future advisory (non-binding) "Say-on-Pay" stockholder votes on compensation of our named executive officers.

PROPOSAL NO. 5
APPROVAL OF THE OMNIBUS INCENTIVE PLAN
Background and Purpose
Our Board of Directors and executive management believe that the Company’s successful performance depends on our ability to offer fair compensation packages to our professionals that are competitive with those offered by other investment management businesses. The specialized nature of our business, the competitiveness of our market and the skills and importance of our employees make retention critical. The ability to offer cash and equity-based incentive compensation to our professionals, which helps to align employee behavior with stockholder interests and provides a retention tool, is important to our future growth and success.
Our Board of Directors has been judicious in its use of equity-based compensation under our existing Equity Incentive Plan, which was previously approved by our stockholders in May 2008, and its use of cash incentive compensation under our 2012 Executive Cash Incentive Plan, which was previously approved by our stockholders in May 2012. Pursuant to the Equity Incentive Plan, up to 900,000 shares of common stock were initially reserved for issuance. In March 2012, our Board of Directors authorized, and in May 2012, the Company’s stockholders approved, an increase in the number of shares reserved for issuance under the Equity Incentive Plan by 1,500,000 shares, increasing the total number of shares currently reserved for issuance under the Equity Incentive Plan to 2,400,000 shares of common stock. The remaining shares under the Equity Incentive Plan, however, have been substantially depleted, and the term of the plan will expire in the near future. Without approval of a new or amended equity-based incentive compensation plan, we would need to make changes to our long-term incentive program that would limit our ability to provide market-competitive compensation to attract and retain the caliber of employees necessary to achieve superior performance.
In light of the foregoing, on February 22, 2017, both our Compensation Committee and our Board of Directors adopted the Company’s Omnibus Incentive Plan, or the Omnibus Plan, and recommended that it be submitted to our stockholders for their approval at the Annual Meeting. Prior to adoption of the Omnibus Plan, the Company compensated its professional through two separate plans: as noted above, the Company’s Equity Incentive Plan provided for grants of restricted stock and options to employees, officers and directors, and the 2012 Executive Cash Incentive Plan provided for the payment of cash bonuses to employees and officers. The Omnibus Plan was created primarily for the purpose of combining the Equity Incentive Plan and the 2012 Executive Cash Incentive Plan in order to reduce the administrative burden of monitoring the terms and conditions of two separate plans. The terms of the Equity Incentive Plan and the 2012 Executive Cash Incentive Plan, as combined and reflected in the Omnibus Plan, are substantially similar to the respective terms of each standalone plan. The Omnibus Plan will provide for grants of restricted stock, incentive stock options, non-statutory stock options and cash-based and/or stock-based performance awards, collectively, “Awards,” to our existing and future employees, collectively, the “Participants.” In addition, the Omnibus Plan increased the maximum number of shares of our common stock with respect to which Awards may be granted under the Omnibus Plan to 4,000,000 shares of our common stock from 2,400,000 shares of our common stock that was approved under the Equity Incentive Plan. Finally, if approved, the Omnibus Plan will not expire until ten years following stockholder approval. If stockholders approve the Omnibus Plan at the Annual Meeting, no further Awards will be issued under the terms of the Equity Incentive Plan or the 2012 Executive Cash Incentive Plan, but will instead be granted under the terms of the Omnibus Plan.
The effective date of the Omnibus Plan will be the date on which it is approved by our stockholders. As of the date of this proxy statement, no Awards have been made pursuant to the Omnibus Plan.

Securities Authorized for Issuance Under the Amended and Restated 2007 Equity Incentive Plan
The following table provides information regarding the number of shares of restricted stock authorized and available under the Equity Incentive Plan as of February 23, 2017:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	—	—	678,095	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	678,095

(1)	The Equity Incentive Plan is the only equity compensation plan currently utilized by us.

(2)
The Equity Incentive Plan currently has an aggregate of 2,400,000 shares of common stock reserved for issuance. If we receive stockholder approval for the Omnibus Plan at the Annual Meeting, the maximum number of shares of our common stock with respect to which Awards may be granted under the Omnibus Plan would increase to 4,000,000 shares of our common stock from 2,400,000 shares of our common stock. This increase in authorized shares would increase the number of securities available for future issuance under “Equity compensation plans approved by security holders” to 2,278,095 shares of our common stock from 678,095 shares of our common stock. As noted above, if stockholders approve the Omnibus Plan at the Annual Meeting, no further Awards will be issued under the terms of the Equity Incentive Plan or the 2012 Executive Cash Incentive Plan, but will instead be granted under the terms of the Omnibus Plan.

The following is a summary of certain principal features of the Omnibus Plan. This summary is qualified in its entirety by reference to the complete text of the Omnibus Plan. You are urged to read the actual text of the Omnibus Plan in its entirety, which is set forth in Appendix A.
Shares Available for Awards
Under the Omnibus Plan, the total number of shares of our common stock that may be subject to restricted stock awards, other stock-based awards or stock-based performance awards, including incentive and non-statutory options, is 4,000,000 shares. The maximum number of shares of common stock for which any Participant may be granted Awards in any calendar year is 100,000. Shares underlying Awards which expire or otherwise terminate, in whole or in part, shall revert to and again become available for issuance under the Omnibus Plan. Any shares used for tax withholding shall revert to and again become available for issuance under the Omnibus Plan.
The shares of our common stock subject to the Omnibus Plan may be unissued shares or reacquired shares bought on the market or otherwise. Our Board of Directors is authorized to adjust the limitation on shares available for Awards and outstanding Awards in the event of a dividend or other distribution payable in shares of our common stock, or any division, combination or reclassification of our shares of common stock.
Eligibility
The Omnibus Plan generally authorizes the Board to select employees to be granted awards under the Omnibus Plan, which may be any employee of the Company or its affiliates, including the Company’s executive officers. Participants who are non-employee directors may receive awards of restricted stock in accordance with certain parameters discussed below.
Administration
The Omnibus Plan is to be administered by our Compensation Committee, which has been delegated administration of the Omnibus Plan by our Board of Directors and is comprised solely of directors who are considered independent under the applicable listing standards of the New York Stock Exchange and are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act, and solely of directors who are “outside directors” as defined under Section 162(m) of the Code, of the Company. Subject to the terms of the Omnibus Plan, our Compensation Committee is authorized to determine: eligible persons to receive Awards; when and how each Award shall be granted and documented; what type or combination of types of Awards shall be granted; the provisions of each Award granted, including the time or times when a person shall be permitted to exercise an Award; and the number of Awards to be granted and the number of shares of our common stock to which Awards will relate. The Compensation Committee may also make all other determinations that may be necessary or advisable for the administration of the Omnibus Plan, including establishing, amending and revoking rules and regulations for its administration.
General Terms of Awards
Cash Awards. Each year, the Compensation Committee will establish award opportunities and performance targets for cash awards under the terms of the Omnibus Plan, including performance goals and payout formulas, which need not be the same for each participant. The Compensation Committee will also designate one or more performance periods, which may be based on a fiscal year or other period designated by the committee. Following the close of the performance period, the Compensation Committee will evaluate the Company’s actual performance against the performance targets to determine the actual cash award to be paid under the Omnibus Plan (if any).
The performance goals (the “Performance Goals”) are established based on one or more of the following criteria:

•	total investment income;

•	net investment income;

•	net investment income per share;

•	realized and unrealized gains and losses;

•	net increase in net assets resulting from operations per share;

•	overall credit performance of the investment portfolio;

•	liquidity;

•	operating efficiency performance;

•	growth and diversification of the overall investment portfolio;

•	sustaining dividend distributions to stockholders;

•	return on average stockholders’ equity;

•	net asset value; or

•	any combination thereof.
In addition, to the extent consistent with 162(m) of the Code with respect to compensation intended to qualify with such section, the performance goals may be calculated without regard to certain extraordinary or pre-determined items.
Options. Options granted under the Omnibus Plan, or the Options, entitle the optionee, upon exercise to purchase shares of common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of grant, subject to the forfeiture provisions as determined by the Compensation Committee. Under the Omnibus Plan, “fair market value” is defined as the closing sales price of our common stock on the NYSE, or any other such exchange on which our common stock is traded or, in the event there is no public market for our common stock, the fair market value as determined, in good faith, by the Compensation Committee in its sole discretion, which, for purposes of Options, will in no event be less than the net asset value of our common stock on the date of grant. The exercise period of each stock option awarded will expire on a date determined by the Compensation Committee, such date to be specified in the stock option award agreement; however, the Omnibus Plan also states that no stock option award will be exercisable after the expiration of ten years from the date such stock option was granted and no incentive stock option shall be granted more than ten years from the date the Omnibus Plan was approved by the effective date of the Omnibus Plan.
Restricted Stock Awards to Employees. The Omnibus Plan permits the issuance of restricted stock to employees consistent with such terms and conditions as the Compensation Committee shall deem appropriate, subject to the limitations set forth therein. With respect to awards issued to our employees and officers, the Compensation Committee will determine the time or times at which such shares of restricted stock will be exercisable and the terms on which such shares will remain exercisable. Shares granted pursuant to a restricted stock award will not be transferrable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.
Restricted Stock Awards to Non-Employee Directors. The Omnibus Plan provides that our non-employee directors will each receive an automatic grant of shares of restricted stock at the beginning of each one-year term of service on our Board of Directors, for which forfeiture restrictions will lapse one year from the grant date. The number of shares granted to each non-

employee director will be the equivalent of $50,000 worth of shares taken at the market value at the close of the NYSE on the date of grant. The grants of restricted stock to non-employee directors under the Omnibus Plan will be automatic and will not be changed without SEC approval. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.
Performance Awards. A performance award consists of a right to receive an option, restricted stock, other stock-based award or cash incentive award subject to the attainment of one or more performance goals. Performance awards may be qualified or unqualified under Section 162(m) of the Code. In granting performance awards, the Compensation Committee will utilize the Performance Goals described above with respect to cash awards.
To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m) of the Code, our Compensation Committee and/or our Board of Directors may provide in the case of any Award intended to qualify for such exception that one or more of the criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events occurring during the performance period that affect the applicable criteria.
Under the Omnibus Plan, with respect to any "covered officer" (as defined in Section 162(m) of the Code), the maximum amount of all equity-based performance awards that may be settled in cash in any calendar year is $1,000,000, and the maximum amount of any annual cash awards that may be awarded is $3,000,000.
        Change in Control
 Under the Omnibus Plan, an Award agreement may provide or the Board or Compensation Committee may determine that upon a “change in control” (as defined in the Omnibus Plan) all or a portion of the outstanding Awards shall vest, become immediately exercisable or payable and have all restrictions lifted.
Transactions or events involving a “change in control” under the Omnibus Plan include the following, other than where our stockholders continue to have substantially the same proportionate ownership in an entity which owns substantially all of our assets immediately following such transaction or event:

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a single person or entity or group of persons and/or entities, other than us, any of our employee benefit plans, a company owned by our stockholders in substantially the same proportions as their ownership in us or an underwriter temporarily holding securities pursuant to an offering by us, becomes the beneficial owner of more than 35% of the combined voting power of our voting securities then outstanding;

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as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, less than a majority of the combined voting power of the then outstanding securities of the Company or its successor are held by the holders of the Company’s securities who are entitled to vote immediately prior to such transaction;

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during any period of two consecutive years, a change in the membership of our Board of Directors such that the individuals who, as of the beginning of any such period, constitute the Board of Directors (the “Continuing Directors”), and any new director whose election or nomination to the Board of Directors was approved by a vote of at least two-thirds of the Continuing Directors, cease to constitute at least a majority of the Board;

•	a complete liquidation or dissolution of the Company; or

•	the sale or disposition of all or substantially all of the assets of the Company to another person or entity.
SEC Order and Limitations on Awards
Following the adoption of our 2007 Equity Incentive Plan in 2007, we filed a request with the SEC the same year for exemptive relief with respect to our ability to issue restricted stock to our employees and an automatic annual grant of $30,000 in restricted stock to non-employee directors. In 2008, our Board of Directors and stockholders voted to approve the Equity Incentive Plan, and we received an order, or the Prior Order, from the SEC authorizing such issuance, subject to the condition set forth in the Prior Order as discussed below. In 2012, our Board of Directors and stockholders approved an increase in the number of shares reserved for issuance under the Equity Incentive Plan by 1,500,000 shares. The same year, we filed a request with the SEC for exemptive relief to amend our annual grant of $30,000 in restricted stock to non-employee directors to $50,000 worth of restricted stock to non-employee directors based on the closing stock price of our common stock on the grant date. On March 21, 2013, we received an order from the SEC, or the Revised Order, granting such exemptive relief. Awards under the Omnibus Plan will comply with all aspects of the Revised Order, including the following:

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The total number of shares that may be outstanding as restricted shares under the Omnibus Plan may not exceed 10% of the total number of the Company’s shares of common stock authorized and outstanding at any time (other than shares issued or delivered pursuant to compensation plans).

•	No one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the Omnibus Plan.

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The amount of voting securities that would result from the exercise of all our outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Omnibus Plan, at the time of issuance shall not exceed 25% of our outstanding voting securities. Notwithstanding the immediately preceding limitation, if the amount of voting securities that would result from such exercise of all of our outstanding warrants, options and rights issued to our directors, officers and employees, together with any restricted stock issued pursuant to the Omnibus Plan, would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Omnibus Plan, at the time of issuance shall not exceed 20% of our outstanding voting securities. For purposes of this condition, “outstanding voting securities” does not include restricted stock.

•	An employee participating in the Omnibus Plan may not receive options to purchase in excess of 100,000 shares of the Company’s common stock in any single calendar year.

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Non-employee directors receive an annual award of restricted stock at the beginning of each one-year term of service on the Board of Directors, for which forfeiture restrictions will lapse one year from the grant date. The number of shares granted to each non-employee director will be the equivalent of $50,000 worth of shares taken at the market value at the close of the New York Stock Exchange on the date of grant. The annual awards of restricted stock to non-employee directors under the Omnibus Plan are automatic and not subject to change without SEC approval.

Amendment and Termination
 Our Board of Directors or its delegate may amend, suspend or terminate the Omnibus Plan at any time. Our Board of Directors will seek stockholder approval of any action modifying a provision of the Omnibus Plan when the Board determines that such stockholder approval is required under the provisions of applicable law. If approved by stockholders at the Annual Meeting, the Omnibus Plan will terminate on the tenth anniversary of the date the this Annual Meeting, unless terminated sooner by action of our Board of Directors. No Awards may be granted under the Omnibus Plan after its termination, but Awards granted prior to termination will continue to be effective and governed by the Omnibus Plan.
Outstanding Awards Under the Omnibus Plan
 As of the date of this proxy statement, no Awards have been made pursuant to the Omnibus Plan; provided however that outstanding awards under the two previous plans will continue to be outstanding and will not be modified as a result of the merger of such plans. Future awards under the Omnibus Plan are discretionary and are, therefore, not determinable at this time.
U.S. Federal Income Tax Consequences
 Set forth below is a brief summary of the U.S. federal income tax consequences of Awards under the Omnibus Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules. The discussion is general in nature and does not take into account a number of considerations which may apply based on the circumstances of a particular Participant, and should not be relied upon as tax advice.
Cash Awards. Payments made with respect to cash awards under the Omnibus Plan will be taxable to the recipient when paid (unless the award otherwise becomes subject to taxation under the Code), and the Company or the affiliate of the Company which employs the recipient will generally be entitled to a federal income tax deduction for the calendar year in which the amount is paid.
Non-Statutory Stock Options. Stock options granted under the plan will not be taxable to a recipient at the time of grant and we are not allowed a tax deduction by reason of the grant. Upon the exercise of a stock option, the amount by which the fair market value of the shares of common stock received, determined as of the date of exercise, exceeds the exercise price will be treated as ordinary income to the recipient of the option in the year of exercise. In accordance with applicable regulations, we will require the optionee to pay to us an amount sufficient to satisfy withholding taxes in respect of such compensation income at the time of the exercise of the option. If we withhold shares to satisfy this withholding tax obligation, instead of cash, the optionee nonetheless will be required to include in income the fair market value of the shares withheld. Generally, we will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the recipient of the option. When the optionee sells the shares, he will generally recognize a capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold) in an amount equal to the difference between the amount realized upon the sale of the shares and his basis in the shares (i.e., the exercise price plus the amount taxed to the optionee as compensation income).
Incentive Stock Options. A recipient of an incentive stock option under the plan will not generally recognize any taxable income for U.S. federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option, except possibly under the alternative minimum income tax rules. If the recipient exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other transfer within two years after the date of grant of the stock option or within one year after the shares are transferred to the recipient of the option), the recipient receives long-term capital gains treatment on the difference between the price for which the recipient of the incentive stock option sells the shares of common stock and his or her tax basis in the shares (generally, the amount paid upon exercise of such options). In the event of a disqualifying disposition, the difference between the fair market value of the shares of common stock received on the date of exercise and the exercise price will generally be treated as ordinary income in the year of disposition. We would not be entitled to a deduction with respect to shares received by a recipient of an incentive stock option upon exercise if the common stock received is not disposed of in a disqualifying disposition. If, however, an amount is treated as ordinary income to the recipient of an incentive stock option due to a disqualifying disposition, we would be entitled to a corresponding deduction in the same amount for compensation paid.
Restricted Stock Awards. Generally, a grant under the plan of shares of our common stock which are subject to vesting and transfer restrictions will not result in taxable income to the recipient for U.S. federal income tax purposes or a tax deduction to us in the year of the grant. Instead, the value of the shares will generally be taxable to the recipient as ordinary income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions lapse. Any recipient, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares on the date of grant as ordinary income in the year of the grant, provided the recipient makes the election within 30 days after the date of the grant. In any case, we would receive a corresponding deduction corresponding to the amount of compensation included in the recipient's income in the year in which that amount is so included. In accordance with applicable regulations, we will require the recipient to pay to us an amount sufficient to satisfy withholding taxes in respect of such compensation income at the time the restrictions on the shares lapse or the recipient makes a Section 83(b) election. If we withhold shares to satisfy this withholding tax obligation, instead of cash, the recipient nonetheless will be required to include in income the fair market value of the shares withheld.
Certain Tax Code Limitations on Deductibility. Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1,000,000 in any taxable year to the chief executive officer or any of the three other most highly compensated executive officers (other than the chief financial officer) who are employed by the corporation on the last day of the taxable year, but does not disallow a deduction for performance-based compensation the material terms of which are disclosed to and approved by stockholders. We have structured the plan so that resulting compensation can be designed to qualify as performance-based compensation. To allow us to qualify the compensation, we are seeking stockholder approval of the Omnibus Plan and the material terms of the performance goals related to awards intended to qualify as performance-based compensation.
Other Tax Consequences. State tax consequences may in some cases differ from those described above. In addition, Awards made under the plan may be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.
Required Vote. The approval of the Omnibus Plan requires the affirmative vote of a majority of all votes cast at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes will not be included in determining the number of votes cast and will not have any effect on the result of the vote on this item.
The Board of Directors recommends that the stockholders vote “FOR” the approval of the Omnibus Plan.

PRIVACY NOTICE
We are committed to protecting your privacy. This privacy notice explains our privacy policies. This notice supersedes any other privacy notice you may have received from us, and its terms apply both to our current stockholders and to former stockholders as well.
We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.
We do not share this information with any non-affiliated third party except as described below.

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The People and Companies that Make Up Triangle.  It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

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Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

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OTHER BUSINESS
The Board of Directors knows of no other business to be presented for action at the 2017 Annual Meeting of Stockholders. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain requirements under applicable securities laws and our Bylaws are met.
You are cordially invited to attend the 2017 Annual Meeting of Stockholders in person. Your vote is important and, whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By order of the Board of Directors,

Steven C. Lilly
Chief Financial Officer and Secretary
Raleigh, North Carolina
March 8, 2017

APPENDIX A
TRIANGLE CAPITAL CORPORATION
OMNIBUS INCENTIVE PLAN
(Effective May __, 2017)

Section 1.	Purposes.
1.1.    Generally. This plan shall be known as the “Triangle Capital Corporation Omnibus Incentive Plan” (the “Plan”). The purpose of the Plan is to promote the interests of Triangle Capital Corporation, a Maryland corporation (the “Company”), its Affiliates (as defined herein) and its stockholders by (i) attracting and retaining key officers, employees, and directors of, the Company and its Affiliates; (ii) motivating such individuals by means of individual performance-related incentives to achieve long-range performance goals; (iii) encouraging ownership of stock in the Company by such individuals; (iv) linking their compensation to the long-term interests of the Company and its stockholders and (v) providing incentives in the form of cash bonus awards to certain officers and other employees of the Company and its Affiliates. With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with such requirements.
1.2.    Amendment and Restatement. This Plan amends and restates the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, approved by stockholders on May 7, 2008 (the “Prior Plan”), in its entirety. The date of this amendment and restatement is May __, 2017, the date of the Plan's adoption by the Company's stockholders (the “Effective Date”).
1.3    Plan Merger. As of the Effective Date, the Triangle Capital Corporation 2012 Cash Incentive Plan (the “Umbrella Plan”) was merged into the Prior Plan, with the resulting name of the plan being the Triangle Capital Corporation Omnibus Incentive Plan. All Awards (as defined below) granted pursuant to the Prior Plan and the Umbrella Plan shall remain in effect without modification following the plan merger, amendment and restatement and name change. All Awards granted subsequent to the Effective Date shall be subject to the terms of this Plan.

Section 2.	Definitions.
As used in the Plan, the following terms shall have the meanings set forth below:
(a)    “1940 Act” means the Investment Company Act of 1940, as amended.
(b)    “Affiliate” shall mean any wholly-owned consolidated subsidiary of the Company.
(c)    “Award” shall mean any Cash Award, Option or Restricted Share Award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Board (or, in the case of Awards granted pursuant to Section

10, by the Compensation Committee) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Board (or, in the case of Awards granted pursuant to Section 10, as the Compensation Committee) may establish or which are required by applicable legal requirements.
(d)    “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.
(e)    “Board” shall mean the Board of Directors of the Company.
(f)    “Cash Award” shall mean (i) prior to the Effective Date, Awards granted under the Umbrella Plan; and (ii) following the Effective Date, any cash bonus award made pursuant to Section 5 of this Plan.
(g)    “Cause” shall mean, unless otherwise defined in the applicable Award Agreement, (i) the engaging by the Participant in willful misconduct that is injurious to the Company or its Affiliates, or (ii) the embezzlement or misappropriation of funds or property of the Company or its Affiliates by the Participant. For purposes of this paragraph, no act, or failure to act, on the Participant's part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company. Any determination of Cause for purposes of the Plan or any Award shall be made by the Board in its sole discretion. Any such determination shall be final and binding on a Participant.
(h)    “Change in Control” shall mean, unless otherwise defined in the applicable Award Agreement, any of the following events:
(i)    any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or an Affiliate thereof or any employee benefit plan of the Company or any of its Affiliates, becomes the beneficial owner of the Company's securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business);
(ii)    as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor company or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction;
(iii)    during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds (2/3rds) of the Directors of the Company then still in office who were (i) Directors of the Company at the beginning of any such period, and (ii) not initially (a) appointed or elected to office as result of either an actual or threatened election and/or proxy contest by or on behalf of a Person other than the Board, or (b) designated by a Person who has entered into an agreement with the Company to effect a transaction described in (i) or (ii) above or (iv) or (v) below;
(iv)    a complete liquidation or dissolution of the Company; or
(v)    the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to an Affiliate).
(i)    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
(j)    “Committee” shall mean a committee of two or more members of the Board appointed by the Board in accordance with Section 3.3; provided that with respect to Awards granted pursuant to Section 10 hereof, the “Committee” shall be the Compensation Committee of the Company, which shall consist of not less than two “Outside Directors” as defined in Section 162(m).
(k)    “Covered Officer” shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the Company within the meaning of Section 162(m) of the Code; provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Board, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company and (ii) any individual who is designated by the Board, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid or vested.
(l)    “Director” shall mean a member of the Board.
(m)    “Disability” shall mean, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company's then current long-term disability plan.
(n)    “Employee” shall mean an officer or employee of the Company or of any Affiliate.
(o)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
(p)    “Fair Market Value” with respect to the Shares, shall mean, for purposes of a grant of an Option or Restricted Share Award as of any date, (i) the closing sales price of the Shares on the New York Stock Exchange, or any other such exchange on which the Shares are traded, on such date, or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined, in good faith, by the Board in its sole discretion (which, for purposes of Section 6.2, will in no event be less than the net asset value of such Shares on such date, as determined in accordance with the 1940 Act and the rules thereunder), and for purposes of a sale of a Share as of any date, the actual sales price on that date.
(q)    “Incentive Stock Option” shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
(r)    “Non-Qualified Stock Option” shall mean an option to purchase Shares from the Company that is granted under Sections 6 or 9 of the Plan and is not intended to be an Incentive Stock Option.
(s)    “Non-Employee Director” shall mean a Director who is not an officer or employee of the Company.
(t)    “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
(u)    “Option Price” shall mean the purchase price payable to purchase one Share upon the exercise of an Option.
(v)    “Participant” shall mean any Employee or Director.
(w)    “Performance Award” shall mean any Award granted under Section 8 of the Plan.
(x)    “Performance Period” shall mean the Company’s fiscal year or any portion (or multiples ) thereof designated by the Board (or, in the case of Awards granted pursuant to Section 10, by the Compensation Committee) as the Performance Period.
(y)    “Performance Goals” shall mean one or more of the following Company, Affiliate, operating unit or division financial performance measures: total investment income; net investment income; net investment income per share; realized and unrealized gains and losses; net increase in net assets resulting from operations per share; overall credit performance of the investment portfolio; liquidity; operating efficiency performance; growth and diversification of the overall investment portfolio; sustaining and growing dividend distributions to stockholders; return on average stockholders’ equity; net asset value; or any combination thereof.
(z)    “Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.
(aa)    “Restricted Share” or “Restricted Share Award” shall mean any Share granted under Sections 7 or 9 of the Plan.
(ab)    “Retirement” shall mean, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from the employ or service of the Company or any of its Affiliates in accordance with the terms of the applicable Company retirement plan or, if a Participant is not covered by any such plan, retirement on or after such Participant's 65th birthday.
(ac)    “SEC” shall mean the Securities and Exchange Commission or any successor thereto.

(ad)    “Section 16” shall mean Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.
(ae)    “Section 162(m)” shall mean Section 162(m) of the Code and the regulations promulgated thereunder and any successor provision thereto as in effect from time to time.
(af)    “Shares” shall mean shares of the common stock, $0.001 par value, of the Company.
(ag)    “Substitute Awards” shall mean Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

Section 3.	Administration and Eligibility.
3.1.    Administration by the Board. Except with respect to Awards granted pursuant to Section 10 hereof (in which case the Compensation Committee shall administer the Plan), the Board shall administer the Plan unless and until it delegates administration to a Committee, as provided in Section 3.3 hereof.
3.2.    Powers of the Board. The Board shall have the power (except with respect to Awards granted pursuant to Section 10 hereof, in which case the Compensation Committee shall have the power), subject to the express provisions of the Plan and applicable law:
(a)    To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted and documented; what type or combination of types of Awards shall be granted; the provision of each Award granted, including the size, terms and time or times when a Participant shall be permitted to exercise or be paid for an Award; the number of Shares with respect to which an Award shall be granted to each such Participant; the amount of any payments pursuant to such Awards and the Performance Period to which they relate; any employment restrictions on actual receipt of payments pursuant to Awards, performance objectives in respect of such Performance Periods; to determine whether such performance objectives were attained and to modify the terms of any Award that has been granted. Notwithstanding the foregoing powers of the Board, any grants of Awards to Non-Employee Directors under the Plan shall be automatic and shall not be changed without SEC approval, and the issuance of any Award to an Employee will be approved by the required majority, as defined in Section 57(o) of the 1940 Act, of the Company's directors on the basis that such issuance is in the best interests of the Company and its stockholders.
(b)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board (except with respect to Awards granted pursuant to Section 10 hereof, in which case the Compensation Committee), in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award documentation, in such manner and to such extent as it shall deem necessary or expedient to make the Plan fully effective.
(c)    To amend the Plan or an Award as provided in Section 13.

(d)    To terminate or suspend the Plan as provided in Section 13.
(e)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.
3.3.    Delegation to Committee. Except with respect to Awards granted pursuant to Section 10 hereof (in which case the Compensation Committee shall administer the Plan), the Board may delegate administration of the Plan to a Committee or Committees of three (3) or more members of the Board, and the term “Committee” shall apply to any persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board, other than the Board reference at the end of this sentence and Board references in the last sentence of this Section 3.3 shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Except with respect to Awards granted pursuant to Section 10 hereof (in which case the Compensation Committee shall administer the Plan), the Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
3.4.    Effects of Board's Decision. Determinations, interpretations and constructions made by the Board (except with respect to Awards granted pursuant to Section 10 hereof, in which case determinations, interpretations and constructions shall be made by the Compensation Committee) in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
3.5    Eligibility. All Covered Officers shall be eligible to participate in the Plan. The Board shall determine additional Employees or Directors who shall be eligible to participate in the Plan; provided, however, that Non-Employee Directors shall only be eligible to receive Awards of Restricted Shares granted consistent with Section 9. The designation of Participants shall be made individually or by groups or classifications of employees, as the Board deems appropriate.
Section 4. Shares Available For Awards.
4.1.    Shares Available. Subject to the provisions of Section 4.5 hereof, the stock to be subject to Awards under the Plan shall be the Shares of the Company and the maximum number of Shares with respect to which Awards may be granted under the Plan shall be 4,000,000. If, after the effective date of the Plan, any Shares covered by an Award granted under this Plan, or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates, expires unexercised or is canceled or settled without the delivery of Shares or with the delivery of a reduced number of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, reduction, forfeiture, termination, expiration or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Award granted hereunder is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld.
4.2.    Limits on Grants of Individual Awards.
(a)    No individual Participant shall be granted Options under the Plan in any calendar year that relate to more than 100,000 Shares.
  (b)    No individual Participant shall be granted Awards under the Plan relating to more than 25% of the Shares reserved for issuance.
4.3.    Limits on Grants of Restricted Shares. The combined maximum amount of Restricted Shares that may be issued under the Plan will be 10% of the outstanding Shares on the Effective Date (as defined in Section 15.1 below) plus 10% of the number of Shares issued or delivered by the Company (other than pursuant to compensation plans) during the term of the Plan.
4.4.     Limits on Number of Awards. The amount of voting securities that would result from the exercise of all of the Company's outstanding warrants, options and rights, together with any Restricted Shares issued pursuant to the Plan, at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all of the Company's outstanding warrants, options, and rights issued to the Company's directors, officers, and employees, together with any Restricted Shares issued pursuant to the Plan, would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, together with any Restricted Shares issued pursuant to the Plan, at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company.
4.5.    Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares, then the Board shall in an equitable and proportionate manner (and, as applicable, in such manner as is consistent with Sections 422 and 409A of the Code and the regulations thereunder and with Section 162(m)): (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan, provided that the number of shares subject to any Award shall always be a whole number; (3) the grant or exercise price with respect to any Award under the Plan (but only provided that the SEC has issued an exemptive order or the SEC's staff has provided written confirmation allowing the Company to do so); and (4) the limits on the number of Shares that may be granted to Participants under the Plan in any calendar year; (ii) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; (iii) make provision for a cash payment to the holder of an outstanding Award; or (iv) adjust a Cash Award as the Company deems equitable.
4.6.    Substitute Awards. Any Shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.
4.7.    Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares which have been reacquired by the Company.
4.8.    No Grants in Contravention of 1940 Act. No Award may be granted under the Plan if the grant of such Award would cause the Company to violate Section 61(a)(3) of the Act, and, if otherwise approved for grant, shall be void and of no effect. The grants of Awards under the Plan to Non-Employee Directors shall be automatic and shall not be changed without SEC approval.
Section 5. Cash Awards.
5.1    Scope. Each year the Board (except with respect to Awards granted pursuant to Section 10 hereof, in which case the Compensation Committee) will establish award opportunities and performance targets for the determination of potential Cash Awards hereunder. Award opportunities shall be set as a percentage of base salary. Following the close of a Performance Period, the Board (except with respect to Awards granted pursuant to Section 10 hereof, in which case the Compensation Committee) shall evaluate the Company’s actual performance against the performance targets to determine the actual bonus to be paid.
5.2    Performance Goals. Cash Awards to Participants shall be based solely upon the attainment of performance targets related to one or more Performance Goals selected by the Board (except with respect to Awards granted pursuant to Section 10 hereof, in which case the Compensation Committee). For purposes of this Section 5, the formula on which performance targets are based with respect to Cash Awards under this Plan shall be based on one or more of the Performance Goals. Each performance target may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Affiliate, operating unit or division of the Company and/or the past or current performance of other companies, may exclude appropriate pre-determined line items of income or expense, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets. The Board

(except with respect to Awards granted pursuant to Section 10 hereof, in which case the Compensation Committee) may appropriately adjust any evaluation of performance under criteria set forth in this Section 5.2 to exclude any of the following events that occurs during a Performance Period: (i) asset impairments or write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, and (vi) the effect of adverse or delayed federal, state or local governmental or regulatory action; provided that the Board (except with respect to Awards granted pursuant to Section 10 hereof, in which case the Compensation Committee) commits to make any such adjustments within the 90 day period set forth in Section 10.3 below.
5.3    Payment. The amount of a Cash Award payable as determined by the Board (except with respect to Awards granted pursuant to Section 10 hereof, in which case the Compensation Committee) for the Performance Period shall be paid to the participant at such time as determined by the Board (except with respect to Awards granted pursuant to Section 10 hereof, in which case the Compensation Committee) in its sole discretion after the end of the Performance Period, but in all events by such time as is necessary for the payment to qualify as a “short-term deferral” pursuant to Section 1.409A-1(b)(4) of the United States Treasury Regulations; provided, that the Board (except with respect to Awards granted pursuant to Section 10 hereof, in which case the Compensation Committee) may provide for elective deferrals that comply with the requirements of Section 409A of the Code. Payment shall be made in cash. Except as the Board (except with respect to Awards granted pursuant to Section 10 hereof, in which case the Compensation Committee) may otherwise determine in its sole and absolute discretion, termination of a Participant’s employment prior to the end of the Performance Period will result in the forfeiture of the award by the Participant, and no payments shall be made with respect thereto.
Section 6. Stock Options.
6.1.    Grant. The Board (except with respect to Awards granted pursuant to Section 10 hereof, in which case the Compensation Committee) shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares subject to each Award, the exercise price (subject to Section 6.2 below) and the conditions and limitations applicable to the exercise of each Option. The Board shall have the authority to grant Incentive Stock Options, and to grant Non-Qualified Stock Options; provided that no Incentive Stock Options shall be issued more than ten (10) years after the Effective Date. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. A person who has been granted an Option under this Plan may be granted additional Options under the Plan if the Board shall so determine; provided, however, that to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in of Section 422(d) of the Code of the Employee's employer corporation and its parent and Affiliates) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.
6.2.    Price. The Board in its sole discretion shall establish the Option Price at the time each Option is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Shares with respect to which the Option is granted on the date of grant of such Option. Once established, the Option Price of any Option may not be changed absent an exemptive order from the SEC or written confirmation from its staff allowing the Company to do so.
6.3.    Term. Subject to the Board's authority under Section 3.2 and the provisions of Section 6.5, each Option and all rights and obligations thereunder shall expire on the date determined by the Board and specified in the Award Agreement. The Board shall be under no duty to provide terms of like duration for Options granted under the Plan. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of ten (10) years from the date such Option was granted.
6.4.    Exercise.
(a)    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Board shall have full and complete authority to determine, subject to Section 6.5 herein, whether an Option will be exercisable in full at any time or from time to time during the term of the Option, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option as the Board may determine.
(b)    The Board may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate any state or federal securities or other laws.
(c)    An Option may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Board of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised.
(d)    Payment of the Option Price shall be made in cash or cash equivalents, or, at the discretion of the Board, (i) by transfer, either actually or by attestation, to the Company of Shares that have been held by the Participant for at least six (6) months (or such lesser period as may be permitted by the Board), valued at the Fair Market Value of such Shares on the date of exercise, together with any applicable withholding taxes, such transfer to be upon such terms and conditions as determined by the Board, or (ii) by a combination of such cash (or cash equivalents) and such Shares; provided, however, that the optionee shall not be entitled to tender Shares pursuant to successive, substantially simultaneous exercises of an Option or any other stock option of the Company. Subject to applicable securities laws, an Option may also be exercised by delivering a notice of exercise of the Option and simultaneously selling the Shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the Option Price, together with any applicable withholding taxes. Until the optionee has been issued the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such Shares.
6.5.    Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its parent or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.
Section 7. Restricted Shares.
7.1.    Grant.
(a)    Subject to the provisions of the Plan and other applicable legal requirements, the Board (except with respect to Awards granted pursuant to Section 10 hereof, in which case the Compensation Committee) shall have sole and complete authority to determine the Participants to whom Restricted Shares shall be granted, the number of Restricted Shares to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Shares may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Share Awards shall be evidenced by Award Agreements in such form as the Board shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Board that are consistent with the terms of the Plan.
(b)    Each Restricted Share Award made under the Plan shall be for such number of Shares as shall be determined by the Board and set forth in the Award Agreement containing the terms of such Restricted Share Award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the

Company in order for the forfeiture and transfer restrictions to lapse. If the Board so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Share Award. The Award Agreement may also, in the discretion of the Board, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions. The Board may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Share Awards.
(c)    Notwithstanding Sections 7.1(a) and 7.1(b) hereof, any grants of Restricted Shares to Non-Employee Directors under the Plan shall be automatic and shall not be changed without SEC approval.
7.2.    Delivery of Shares and Transfer Restrictions. At the time of a Restricted Share Award, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Board, in its discretion, may determine. The applicable Award Agreement will specify whether a grantee has the right to receive dividends with respect to the Restricted Shares prior to the lapsing of transfer restrictions. Unless otherwise provided in the applicable Award Agreement, the grantee shall have all other rights of a stockholder with respect to the Restricted Shares, including the right to vote such Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be transferred except for disposition by gift, will or the laws of descent and distribution during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Board at or after grant, all of the Shares shall be forfeited and all rights of the grantee to such Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Share Award are met. Unless otherwise provided in the applicable Award Agreement, any Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Shares subject to Restricted Share Awards shall be subject to the same restrictions, terms and conditions as such restricted Shares.
7.3.    Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share Award are met, or at such earlier time as otherwise determined by the Board, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant's beneficiary or estate, as the case may be.

Section 8. Performance Awards.
8.1.    Grant. The Board (except with respect to Awards granted pursuant to Section 10 hereof, in which case, the Compensation Committee) shall have sole and complete authority to determine the Employees who shall receive a Performance Award, which shall consist of a right that is (i) Shares (including but not limited to Restricted Shares), denominated with a value in cash or by number of Shares , (ii) valued, as determined by the Board, in accordance with the achievement of such Employees' individual performance goals during such Performance Periods as the Board shall establish, and (iii) payable at such time and in such form as the Board shall determine.
8.2.    Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Board shall determine the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a Performance Period commencing prior to implementation of the amendment.
8.3.    Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with the procedures established by the Board, on a deferred basis. Termination of employment prior to the end of any Performance Period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award, and no payments will be made. An employee's rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Board may determine at or after grant.
Section 9. Non-Employee Director Awards.
9.1.    Each Non-Employee Director shall receive a grant of Restricted Shares at the beginning of each one-year term of service on the Board, for which forfeiture restrictions will lapse at the end of that year. The number of Restricted Shares granted to each Non-Employee Director shall be the equivalent of $50,000 worth of Shares based on the market value at the close of the New York Stock Exchange on the date of grant. In addition, the Board may provide that all or a portion of a Non-Employee Director's annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable in Shares reserved under the Plan and available for issuance. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director's service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

9.2.    Subject to applicable legal requirements and Section 9.3 below, the Board may also grant Awards to Non-Employee Directors pursuant to the terms of the Plan, including any Award described in Sections 6 or 7 above.
9.3.    Any grants of Awards to Non-Employee Directors under the Plan shall be automatic and shall not be changed without SEC approval.
Section 10. Provisions Applicable To Covered Officers And Performance Awards.
10.1.    Generally. Notwithstanding anything in the Plan to the contrary, unless the Board determines that a Performance Award to be granted to a Covered Officer should not qualify as “performance-based compensation” for purposes of Section 162(m), Performance Awards granted to Covered Officers shall be subject to the terms and provisions of this Section 10. Accordingly, unless otherwise determined by the Board or the Compensation Committee, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Board or the Compensation Committee discretion to increase the amount of compensation otherwise payable to a Covered Officer in connection with any such Award upon the attainment of the performance criteria established by the Board or the Compensation Committee.
10.2.    Maximum Awards. With respect to any Covered Officer, (i) the maximum annual number of Shares in respect of which all Performance Awards may be granted under Section 8 of the Plan is 100,000, (ii) the maximum amount of all Performance Awards that are settled in cash and that may be granted under Section 8 of the Plan in any year is $1,000,000, and (iii) the maximum annual amount of a Cash Award granted under Section 5 in any year is $3,000,000.
10.3.   Compliance. To the extent necessary to comply with Section 162(m), with respect to grants of Performance Awards and Cash Awards, no later than 90 days following the commencement of each Performance Period (or such other time as may be required or permitted by Section 162(m) of the Code), the Compensation Committee shall, in writing, (1) select from the Performance Goals the individual performance goal or goals applicable to the Performance Period (including Performance Goals as adjusted pursuant to Section 5.2), (2) establish the various targets and bonus amounts which may be earned for such Performance Period, and (3) specify the relationship between applicable Performance Goals and targets and the amounts to be earned by each Covered Officer for such Performance Period. Following the completion of each Performance Period, the Compensation Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such Performance Period. In determining the amount earned by a Participant for a given Performance Period, the Committee shall have the right to adjust the amount payable at a given level of performance to take into account additional factors that the Compensation Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period;

provided, that with respect to any Covered Officer, the Compensation Committee may exercise the discretion described in this sentence only to reduce the amount otherwise payable to such Covered Officer.
Section 11. Termination Of Employment.
The Board (or in the case of Awards granted pursuant to Section 10, the Compensation Committee) shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a termination of employment with the Company and Affiliates, including a termination by the Company with or without Cause, by a Participant voluntarily, or by reason of death, Disability or Retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe.

Section 12.	Change In Control.
The Board (or in the case of Awards granted pursuant to Section 10, the Compensation Committee) may specify in the applicable Award Agreement at or after grant, or otherwise by resolution prior to a Change in Control, that all or a portion of the outstanding Awards shall vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control.

Section 13.	Amendment And Termination.
13.1.    Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that the Board may amend the Plan in such a manner it deems necessary to permit the granting of Awards meeting the requirements of any applicable law, rule or regulation and provided further that the Board may amend the Plan without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement.
13.2.    Amendments to Awards. Subject to the restrictions of Sections 6.2 and 10 above and Section 13.5 below, the Board may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.
13.3.    Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board is hereby authorized to make equitable and proportionate adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (and shall make such adjustments for events described in Section 4.5 hereof) affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles.

13.4.    Section 409A Compliance. No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Board (or in the case of Awards granted pursuant to Section 10, the Compensation Committee), at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Board may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code.
13.5. Exercise Price of Awards. Once established, the exercise price of an Award shall not be changed absent an exemptive order from the SEC or written confirmation from its staff that the Company may do so.
Section 14. General Provisions.
14.1.    Limited Transferability of Awards. Except as otherwise provided in the Plan, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by gift, will or the laws of descent and distribution. In addition, no transfer or disposition of an Award shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the gift affidavit, will and/or such other evidence as the Board may deem necessary or appropriate to establish the validity of the transfer.
14.2.    Dividends. In the sole and complete discretion of the Board (or in the case of Awards granted pursuant to Section 10, the Compensation Committee), an Award may provide the Participant with dividends, payable in cash, Shares, other securities or other property on a current or deferred basis. All dividends which are not paid currently may, at the discretion of the Board (or in the case of Awards granted pursuant to Section 10, the Compensation Committee), accrue interest, be reinvested into additional Shares, or, in the case of dividends credited in connection with Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of Shares available for grant under Section 4 shall not be reduced to reflect any dividends that are reinvested into additional Shares or credited as Performance Awards.
14.3.    No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.
14.4.    Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board (or in the case of Awards granted pursuant to Section 10, the Compensation Committee) may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Board (or in the case of Awards granted pursuant to Section 10, the Compensation Committee) may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
14.5.    Withholding and Offset. A Participant may be required to pay to the Company or any Affiliate any applicable withholding or other tax-related obligations in respect of an Award, its exercise or any other transaction involving an Award, including the vesting thereof, or any payment or transfer under an Award or under the Plan. In connection therewith, the Participant shall have the right to request that the Company or any Affiliate withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owed by the Participant the amount in cash, Shares or other securities, necessary to satisfy withholding obligations under tax rules. The Board may provide for additional cash payments to holders of Options to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award. The Board, in its sole discretion, may reduce any amounts otherwise payable to any Participant hereunder in order to satisfy any liabilities owed to the Company or any of its Affiliates by the Participant, but only to the extent any such offset complies with the requirements of Section 409A of the Code and the guidance issued thereunder.
14.6.    Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Board (or in the case of Awards granted pursuant to Section 10, the Compensation Committee) shall, subject to applicable law, determine the date an Award is deemed to be granted. The Board (or in the case of Awards granted pursuant to Section 10, the Compensation Committee) or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement's or document's effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.
14.7.    No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options or Restricted Shares.

14.8.    No Right to Employment. The grant of an Award shall not be construed as giving an Employee the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss an Employee from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.
14.9.    No Rights as Stockholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Shares.
14.10. Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Maryland without giving effect to conflicts of laws principles.
14.11. Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
14.12. Other Laws. The Board may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.
14.13. No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
14.14. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
14.15. Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
14.16. 1940 Act. No provision of this Plan shall contravene any portion of the 1940 Act, and in the event of any conflict between the provisions of the Plan or any Award and the 1940 Act, the applicable section of the 1940 Act shall control and all Awards under the Plan shall be so modified. All Participants holding such modified Awards shall be notified of the changes to their Awards and such change shall be binding on such Participant.
Section 15. Term Of The Plan.
15.1.    Effective Date. The amendment and restatement of the Plan shall become effective upon approval by the stockholders of the Company and the Board; provided, however, that the Plan shall not be effective with respect to any Award to a Non-Employee Director or any award of Restricted Shares unless the Company has received an order from the SEC that permits such Award.
15.2.    Expiration Date. No new Awards shall be granted under the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the Effective Date.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
TRIANGLE CAPITAL CORPORATION FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS
The undersigned stockholder of Triangle Capital Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints E. Ashton Poole and Steven C. Lilly, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 3, 2017, at 8:30 a.m., Eastern Time, at the Woman's Club of Raleigh, 3300 Woman's Club Drive, Raleigh, North Carolina 27612, and at any adjournment thereof, as indicated in this proxy.
THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted “FOR” Proposal Nos. 1, 2, 3 and 5, and will be voted "THREE YEARS" for Proposal No. 4.
Please sign and date this proxy on the reverse side and return it in the enclosed envelope.
(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS TRIANGLE CAPITAL CORPORATION May 3, 2017
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Triangle Capital Corporation, Alliance Advisors, LLC, Attn: Charlotte Brown, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003 as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2, 3 AND 5 and "THREE YEARS" for PROPOSAL NO. 4.

1. The election of the following eight persons as Directors who will serve as directors of Triangle Capital Corporation until the 2018 Annual Meeting and until their successors have been duly elected and qualified.
	Board of Directors Recommendation	FOR	AGAINST	ABSTAIN
E. Ashton Poole	For	☐	☐	☐
Steven C. Lilly	For	☐	☐	☐
Garland S. Tucker, III	For	☐	☐	☐
W. McComb Dunwoody	For	☐	☐	☐
Mark M. Gambill	For	☐	☐	☐
Benjamin S. Goldstein	For	☐	☐	☐
Mark F. Mulhern	For	☐	☐	☐
Simon B. Rich, Jr.	For	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2. To approve a proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value (i.e., book value) per share, subject to certain conditions.
	For	☐	☐	☐
3. Advisory vote to approve the compensation of our named executive officers.	For	☐	☐	☐

		ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
4. Advisory vote to determine whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years.	Three Years	☐	☐	☐	☐

		FOR	AGAINST	ABSTAIN
5. To approve the Company’s Omnibus Incentive Plan.	For	☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.
THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted “FOR” Proposal Nos. 1, 2, 3 AND 5 and "THREE YEARS" for Proposal No. 4
IMPORTANT: Please sign exactly as your name appears on this proxy. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY